UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds

30 June

2020

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	FGIWX	FGIYX
Nuveen Global Real Estate Securities Fund	NGJAX	NGJCX	—	NGJFX	NGJIX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	NRIFX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen Global Infrastructure Fund

Nuveen Global Real Estate Securities Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2007 and Tryg T. Sarsland has been a portfolio manager since 2012, and Jagdeep S. Ghuman joined in 2019. For the Nuveen Global Real Estate Securities Fund, Jay L. Rosenberg along with Scott C. Sedlak have been portfolio managers since its inception in 2018. Benjamin T. Kerl and Jagdeep S. Ghuman joined the Nuveen Global Real Estate Securities Fund as portfolio managers in 2019. For the Nuveen Real Asset Income Fund, Jay L. Rosenberg has been portfolio manager since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as portfolio managers in 2015 and Jean C. Lin, CFA joined in 2019. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak and Sarah Wade joined the team as portfolio managers in 2011 and 2017, respectively.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month period ended June 30, 2020?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended June 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the S&P Global Infrastructure Index NR (Net Return) but underperformed the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the first half of the six-month reporting period, markets clearly shifted and the global infrastructure sector sold off sharply as a result of the health and financial crisis brought about by the COVID-19 crisis. As COVID-19 spread around the world, investor confidence was shattered after global output collapsed due to wide swaths of the economy being shut down and entire countries finding themselves locked down in an attempt to mitigate the spread of the infection. Within the infrastructure universe, we saw significant divergences in returns between businesses that were most impacted by economic closures and social distancing and those whose businesses were less sensitive to the crisis.

In the final three months of the reporting period, markets shifted sharply again as a result of the massive amounts of global monetary and fiscal stimulus coupled with a significant improvement on the health front as economies that had been affected by the virus the earliest made substantial headway in its containment. As a result of these changes, investor sentiment improved dramatically and markets began to look forward to recovery as economies started to reopen. Although markets recovered to some degree, it was not enough to make up for the earlier shortfall.

Over the six-month reporting period as a whole, the market returned -19.68%, as measured by the S&P Global Infrastructure Index NR, significantly underperforming the broader domestic equity market, which returned -3.08% (S&P 500®). The segment also fell short of global equities. All sectors within the infrastructure index posted negative returns during the reporting period, but the more defensive categories like electric, gas and water utilities held up substantially better than sectors with more exposure to the economic cycle such as airports and perhaps the most cyclically-exposed area of all, midstream energy. On the other hand, the Fund’s out-of-index sector exposures to technology infrastructure, alternative energy and waste, as well as its electric transmission exposure produced positive absolute returns.

The Fund outperformed the S&P Global Infrastructure benchmark but still produced negative absolute returns during the reporting period. Generally speaking, the Fund benefited on a relative basis from a tilt we began to make in 2019 toward more defensive areas in infrastructure that were less economically sensitive. Early during the COVID-19 crisis, we believed it would be critically important to reduce exposures to businesses most impacted, while overweighting businesses that would suffer the least. More specifically, we made notable reductions in the pipeline, airport and rail sectors, which funded substantial increases in exposure to technology infrastructure, regulated electric utilities and water utilities. This shift led to significant outperformance for the Fund relative to the benchmark during the market sell-off in March 2020. However this same defensive bias, which we further increased during the sell-off, led to some relative underperformance in the second half of the reporting period after many of the most negatively impacted groups snapped back. The Fund remained well ahead of the benchmark on a year-to-date basis.

From a sector standpoint, the Fund saw positive relative results primarily from the technology infrastructure, airports, electric transmission and toll road sectors. The Fund had few noteworthy laggards during the reporting period, although the pipeline and gas utilities segments did detract from performance.

The Fund experienced the most favorable relative results in the technology infrastructure sector, which primarily consists of cellular tower and data center companies and is not represented in the benchmark. These businesses derive their revenues from leases, which unlike many other real assets, are unaffected by social distancing because the structures possess only equipment and require very little to no human occupancy or interaction. Also, demand for the services these businesses provide was much less impacted by stay-at-home orders and in some cases rose as data and cellular requirements for workers and families increased due to telecommuting and e-learning. While shares of technology infrastructure companies did decline early in the aggressive March 2020 sell-off that preceded the bear market, they recovered quickly and posted positive returns during the reporting period, while most other sectors experienced significant declines. By the end of the reporting period, approximately 18% of the Fund’s portfolio was allocated to the technology infrastructure group, which produced outsized relative outperformance given the index has no exposure to the area. Many of the Fund’s holdings in this area, such as American Tower Corp, Cellnex Telecom SA, Equinix Inc. and SBA Communications Corp., posted double-digit gains and we continued to hold all four positions at the end of the reporting period.

The Fund’s security selection and significant underweight to the airport sector was the second leading contributor during the reporting period. We entered 2020 with a large underweight, which we increased even further during the reporting period. International travel restrictions followed by entire country closures in places like Italy, Spain and France essentially halted air travel. Several airports recently reported passenger declines of 90% versus a year ago. In particular, the Fund’s underweight positions in Mexican airports and Sydney Airport, which together represent a significant portion of the index weight, were helpful. The airport sector was the worst performer, falling more than 35% in the index during the reporting period; although shares did rally back somewhat in the second half of the reporting period as investors looked for valuation opportunities in areas that had been beaten down in the sell-off. As a result, the Fund’s significant underweight led to material relative outperformance versus the benchmark. We continued to maintain an underweight position in Sydney Airport at the end of the reporting period.

The third largest contributor was electric transmission, a sector that offered substantial insulation from the massive declines experienced by some of the more economically-sensitive areas within the Fund’s opportunity set in March 2020. While electricity demand certainly fell among industrial and commercial users, residential demand increases offset that disruption to some extent. Although the transmission sector was not able to completely avoid stock price declines, they were much less severe. Therefore, the Fund’s overweight to the transmission group led to additional outperformance versus the benchmark. The Fund’s performance also benefited from our greater diversification within the sector. The Fund owns more than ten electric transmission securities, while the index only has one position in the sector, U.K. regulated utility National Grid PLC, which we continued to hold as an underweight position.

The Fund also experienced favorable results from security selection in the toll road sector. The sector recovered somewhat as the reporting period progressed as transportation related and more cyclical sectors rebounded from March 2020 lows. We believe toll roads are fundamentally better positioned to experience a recovery than other transportation-related sectors like airports because local traffic is likely to rebound more quickly than air travel. Therefore, the Fund’s portfolio was positioned with an overweight in the toll road space as we moved through the reporting period. An out-of-index position in French concessions and construction firm Vinci SA contributed the most to results in toll roads. After dropping sharply in March 2020, Vinci’s shares regained much of their lost ground. Also, the Fund benefited from an underweight position in Italian toll road company Atlantia SpA, which remained mired in a conflict with the Italian government over its culpability regarding the 2018 Morandi bridge collapse in Genoa. The concession/contract agreement Atlantia has with the government for that stretch of road is a very large portion of the company’s overall revenue. The uncertainty and potential negative impact from losing the concession has remained an overhang on Atlantia’s stock, although

Portfolio Managers’ Comments (continued)

shares did recover somewhat later in the reporting period based on optimism stemming from recent court cases that a deal could be reached. The Fund continued to own both Vinci and Atlantia at the end of the reporting period.

The pipeline sector, one of the most cyclical sectors of investment within the Fund’s infrastructure universe, was the leading detractor during the reporting period. The Fund’s underperformance was driven both by our negative outlook for the sector overall, which led to an underweight, along with a more defensive posture within the segment. After a devastating first quarter in 2020, the pipeline group enjoyed a snapback rally off its lows during the second half of the reporting period. Much of the rebound was due to a recovery in oil prices as investors bet on economies reopening and the summer driving season lifting demand. As a result, the more commodity-sensitive names within midstream outperformed during the reporting period. We prefer to own midstream names with more consistent and predictable earnings that come from contractual based arrangements. Unfortunately, with the sharp increase in the price of crude oil, those types of investments underperformed.

The second detractor came from the Fund’s underweight position in gas utilities. We favored electric utilities over gas because gas utilities, especially those with pipeline infrastructure assets, have a higher dependence on fossil fuel. We believed these companies would be more sensitive to commodity prices and may not possess as much demand from investors relative to electric utilities, which have more renewable exposure for power generation. However, the defensiveness of their business models relative to other infrastructure areas buoyed gas utilities’ shares to some degree. As a result, our Fund’s underweight in the segment generated some relative underperformance.

During the first few months of 2020, we began to aggressively increase the Fund’s exposure to areas within our investment universe that have a greater ability to withstand the negative economic consequences of broad-based economic declines resulting from the effects of the COVID-19 crisis. Midway through this reporting period, the Fund was perhaps as defensively positioned as it has ever been in order to best protect shareholder capital in an extremely uncertain and volatile environment. Starting in April 2020, we began to selectively add back to some areas that we had reduced most aggressively. We funded those additions with reductions in some of the more defensive areas of the infrastructure universe. While still the largest weight, we reduced the Fund’s electric utilities exposure the most because we believed that other areas offered more potential upside should markets continue to recover. We increased toll road exposure the most because we believe the segment is the best positioned of the economically sensitive sectors to benefit from economies reopening. We reduced other defensive categories such as water utilities and electric transmission to allow for increases in other more cyclical plays such as rail and waste. Although the Fund’s portfolio retained a defensive posture overall, it did end the reporting period a bit more balanced than where it was partway through the reporting period.

We believe our constructive view on more defensive areas within infrastructure is warranted because of the elevated amounts of uncertainty regarding the overall impact the health crisis is likely to have on company financials as well as uncertainty regarding how quickly global economies will be able to reopen. However, we have opportunistically added to the portfolio in areas that we believe may benefit if a persistent recovery takes hold. We still see clear bifurcation within the infrastructure universe between companies whose business models are much more insulated from the crisis and those that are more sensitive to the broader economy and social distancing measures.

Geographically, we continued to keep the Fund’s portfolio well diversified. At the end of the reporting period, the Fund continued to have broad exposure to well over 20 different countries. We prefer to spread the Fund’s holdings out over many geographies and regulatory jurisdictions to mitigate risk.

Nuveen Global Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2020?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the FTSE EPRA/Nareit Developed Index NR (Net Return) and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks long-term capital appreciation with a secondary objective to provide current income. The Fund invests in income producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the investment team diversifies across geographies and sectors of listed global commercial real estate by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks, preferred securities and other equity securities issued by U.S. and non-U.S. companies in the real estate industry, including real estate investment trusts (REITs) and similar REIT-like entities. REITs are types of real estate companies that pool investors’ funds for investment in real estate or in real estate related loans or other interests. REITs in the U.S. are generally not taxed on income distributed to shareholders so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs and REIT-like entities are organized outside of the U.S. and generally have operations and receive tax treatment in their respective countries similar to that of U.S. REITs, though some countries may have REIT-like structures that are significantly different from U.S. REITs or may not have adopted a REIT-like structure at all. Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies.

The Fund may invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. The Fund will invest in securities of issuers in at least three different countries and may invest up to 25% of its total assets in securities of emerging market issuers.

The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

During the first half of the six-month reporting period, markets clearly shifted as a result of the health and financial crisis brought about by the COVID-19 crisis. As the virus spread across the globe, investor confidence was shattered as global output collapsed due to wide swaths of the economy being shut down and entire countries finding themselves locked down in an attempt to mitigate the spread. Although many defensive areas of the markets outperformed broader equities, the traditionally defensive public commercial real estate group did not. The sector experienced a massive sell-off in March 2020 that exceeded even the swiftness of the broader equity market declines. Many REITs suffered disproportionately at the hands of the COVID-19 crisis because most property types are comprised of physical assets that are meant to facilitate the gathering of people. However, over half of the world’s population was either mandated or strongly encouraged to do precisely the opposite. As a result, some tenants were not able to pay rent to property owners, which affects profitability and cash flow for REITs. Also, dividend cuts became more likely, which began to significantly impact the group.

In the final three months of the reporting period, markets shifted sharply again as a result of the massive amounts of global monetary and fiscal stimulus coupled with significant improvement on the health front as economies that had been earliest affected by COVID-19 made substantial headway in its containment. As a result of these changes, investor sentiment improved dramatically and markets began to look forward to recovery as economies began to reopen. However, real estate continued to underperform broader equities because the segment will likely take longer to recover from the lingering effects of the shutdowns related to the COVID-19 crisis. The slow pace of re-openings, and the resurgence of COVID-19 in some more populated areas of the U.S., continued to be an overhang for this segment. Retail shopping centers, hotels, restaurants and theaters began to re-open, but at a very gradual and uneven pace.

Throughout the reporting period, the sectors most affected by the COVID-19 crisis within the global REIT universe from a fundamental perspective continued to be retail and lodging because a large number of non-essential businesses were forced to close, while reopenings have been staggered and location specific. Within lodging, hotel demand, which had cratered as country borders closed to international air traffic and some domestic travel, recovered a bit by the end of the reporting period but remained significantly depressed on a year-over-year basis. Stocks in the retail and lodging sectors rebounded somewhat in the second quarter 2020 as investors searched for value following the first quarter 2020 sell-off in the most downtrodden real estate sectors.

Portfolio Managers’ Comments (continued)

Some sub-property types within real estate did hold up better throughout the reporting period because they are much less affected by social distancing, primarily due to the fact that their tenants, in large part, are not people. For example, cellular towers and data centers house physical assets, not people, and demand for their technologies was either minimally impacted from the crisis or has even improved. Self-storage was another area that provided defensive characteristics because it is a rather low cost expense for most households and requires no human interaction. Also, the industrial sector was an area of relative strength.

The majority of real estate sectors remained sharply in negative territory during the six-month reporting period with only the technology infrastructure and industrial sectors producing positive returns. The Fund’s benchmark, the FTSE EPRA/Nareit Developed Index NR, posted a loss of -21.33% for the reporting period, underperforming the MSCI World Index by more than 15.5%. Regionally within the global listed REIT markets, the U.S. outperformed Europe and Asia.

The Fund experienced strong outperformance of its benchmark but still produced negative absolute returns during the reporting period. From a relative performance standpoint, the Fund saw positive results across many sectors but particularly technology infrastructure, industrial, malls and office. The Fund had few laggards during the reporting period, although the self-storage segment detracted.

The technology infrastructure sector, which primarily consists of global data center and cell phone tower companies, contributed most strongly to the Fund’s relative outperformance during the reporting period. The Fund’s broad exposure to the group and increased allocation proved beneficial because the impact from the COVID-19 crisis has been a global phenomenon and has influenced companies’ fundamentals in a similar fashion irrespective of domicile. Technology infrastructure businesses derive their revenues from leases, which unlike many other real assets, are unaffected by social distancing because the structures possess only equipment and require very little to no human occupancy or interaction. Also, demand for the services these businesses provide was much less impacted by stay-at-home orders and in some cases rose as data and cellular requirements for workers and families increased due to telecommuting and e-learning. While shares of technology infrastructure companies declined early in the aggressive sell-off that preceded the bear market, they recovered quickly and posted positive returns during the reporting period, while most other sectors experienced significant declines. By the end of the reporting period, the portfolio had approximately 12% exposure to the technology infrastructure group, which produced outsized relative outperformance given the index has only around 4% allocated to this area. Technology infrastructure represents the Fund’s largest overweight versus the index.

The Fund’s performance also benefited from an overweight allocation to industrial real estate sector. As we entered the reporting period, the industrial sector was directly benefiting from the same dynamic in the marketplace that was weighing on the regional mall/retail real estate sector, which was the disruption from ecommerce. This secular trend was only accentuated by the COVID-19 crisis as many retail stores were closed to try to slow the spread of the virus. However, industrial facilities remained open and became even more important as much more commerce was executed from people’s homes. While warehouses and distribution facilities certainly have people present, they are able to easily practice social distancing. Many of these sites also served businesses that were deemed essential and fulfilled ecommerce orders, while brick-and-mortar retail facilities were closed. The industrial group continued to demonstrate some of the strongest fundamentals with ever-increasing demand for these logistics and fulfillment facilities outstripping what has been a rather contained supply situation. These underlying fundamentals, along with being less affected by social distancing, led to outperformance of the group relative to the broader benchmark.

The mall sector was also a contributor to the Fund’s relative performance, due mostly to our underweight position but also security selection. In stark contrast to the industrial space and especially technology infrastructure, which both posted positive returns, the global mall group declined during the reporting period. Retail store closures were already near or at peak historical levels in 2018 and 2019 in the U.S. While the situation across the rest of the world wasn’t quite as dire because supply wasn’t as elevated on a per capita basis, the impact from ecommerce was still clearly being felt. The global COVID-19 crisis has only served to make the situation much more severe. The market has significant concerns about tenants’ ability or willingness to pay rent to mall owners. Additionally, re-leasing space to new tenants is a lengthy process for mall owners that only delays recovery more. The Fund benefited from its underweight in the mall group, which we increased even further during the reporting period.

Office was another contributor mainly due to stock selection within the group but also an underweight relative to the benchmark. The impact from the COVID-19 crisis on office space, especially in densely populated centers, is becoming clearer and may be more than a short-term phenomenon. Given how widespread the COVID-19 crisis is, the impact is also broadly affecting cities globally. Although short-term rent collections within the group showed relative strength, especially versus retail, the medium- and long-term prospects for the office segment are less attractive as the work-from-home trend will likely impact overall demand for space. Within the Fund’s portfolio, performance broadly benefited from our continued trims across the office sector, which led to underweight positions in many of the names. These underweights drove our office outperformance because nearly every company in the sector underperformed the broader real estate market.

The self-storage sector was the leading and only significant detractor from the Fund’s relative performance during the reporting period. Heading into the reporting period, we were concerned about modest market oversupply and growing expenses, which somewhat muted the group’s growth prospects. However, the world quickly changed and the defensive properties of self-storage garnered investor attention during the COVID-19 crisis. As a result, the group provided returns that were substantially better than many areas that experienced massive business disruptions. While we added self-storage exposure to the Fund during the reporting period, a slight underweight persisted resulting in relative underperformance.

In terms of changes during the reporting period, we maintained a bias toward higher quality companies and assets within the REIT sector in general because asset type and balance sheet strength remained the most important considerations for investment. However, we did look for case-by-case opportunities for companies that appeared to have suffered larger-than-warranted declines relative to their underlying fundamentals. Reductions to the defensive health care group and a slight reduction in industrial based on the segment’s relative strength allowed for an addition to development companies, especially in Hong Kong. Geographically, we slightly reduced the Fund’s U.S. weight as international geographies are further along in containing COVID-19 and are likely to open economies broadly and more quickly. Overall, we remained committed to business models less impacted from social distancing and economic closures that have better cash flow sustainability and less human density, while searching for value in some of the areas that suffered the most during the March 2020 sell-off.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month period ended June 30, 2020?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Real Asset Income Blend benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, returns among the five “real asset” categories within the Real Asset Income Blend benchmark were quite divergent. The equity market experienced a dramatic sell-off in March 2020 that more significantly impacted the typically defensive real estate and global infrastructure sectors. Global real estate was the worst performing segment within the Real Asset

Portfolio Managers’ Comments (continued)

Income Blend, ending the reporting period with a -21.33% return (FTSE EPRA/NAREIT Developed Index) and underperforming the U.S. real estate market. The global infrastructure segment slightly outpaced global real estate during the reporting period, but also ended sharply lower with a return of -19.68%, as measured by the S&P Global Infrastructure Index Net Return (NR). Both global real estate and global infrastructure significantly lagged the more muted negative returns in the broader global equity markets over the full reporting period.

The reason for the underperformance of real estate and global infrastructure was because both segments were more directly impacted by the COVID-19 crisis and the resulting shutdowns. In real estate, most property types are comprised of physical assets that are meant to facilitate the gathering of people. Retail shopping centers were closed, hotel occupancy cratered and restaurants and theaters were empty. As the reporting period progressed, the slow pace of reopenings and the resurgence of COVID-19 in the more populated states of the U.S. continued to be an overhang for this segment. While retail shopping centers, hotels, restaurants and theaters began reopening, it was at a gradual and uneven pace.

For infrastructure, two of the largest areas of investment were impacted in a similar fashion. Transportation infrastructure, which includes airports, toll roads and passenger rail lines, operated at a fraction of capacity due to lockdowns, border closures, social distancing and general fear of COVID-19. Although their usage began to slowly increase as the reporting period progressed, many border closures and restrictions remained. For the same reasons, energy infrastructure was significantly impacted by reduced demand, which came at a time when supply was already elevated. The price war between Saudi Arabia and Russia exacerbated the imbalance and pushed oil prices to an 18-year low in March 2020, which further reduced the need for pipeline infrastructure to move the commodity as production slowed while rig counts fell. Energy infrastructure did see some improvement later in the reporting period after oil prices rallied to more than $40 per barrel. Demand increased after many economies came back online, while Organization of the Petroleum Exporting Countries (OPEC) and other oil-producing nations agreed to stem production.

In the high yield market, the full-scale global COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and high yield outflows. High yield spreads peaked at 1,100 basis points before sharply retracing to end the reporting period at 630 basis points after drastic policy measures determined, companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed well in the second half of the reporting period as policymakers continued to implement a number of tools at their disposal to support healthy market and economic functioning while portions of the country gradually reopened. Investors took courage from these steps resulting in sizable inflows back into the high yield market later in the reporting period, which were met with one of the largest rounds of quarterly net new issuance ($59 billion) as companies aimed to optimize their capital structure. After the sharp underperformance in March 2020, the high yield market ended the reporting period down only -3.80% as measured by the Bloomberg Barclays U.S. Corporate High Yield Index.

We also attempted to add value versus the Real Asset Income Blend benchmark by re-allocating money among five main security types when pockets of value at differing times and, more importantly, through individual security selection. Relative to the benchmark, the Fund’s performance was hindered in varying degrees by four of the five segments (real estate preferred, real estate common equity, infrastructure preferreds and high yield debt), while its exposure in the infrastructure equity segment benefited results. The primary reason for the Fund’s underperformance was due to its specific investment strategy to own only real asset companies that ended up being disproportionately affected by the COVID-19 crisis and the closure of economies worldwide. While the Fund’s equity universe is relatively well represented within the two underlying equity benchmarks, the portfolio has significant differences versus its benchmarks within the preferred and high yield debt exposures, as well as many sub-sectors within the equity universe. Areas that the Fund is unable to own because of the Fund’s real asset investment strategy generally held up better, which led to much of the relative underperformance. Likewise, the Fund’s income objective was an additional drag on performance. Even within equities (where our benchmarks are more representative of the portfolio’s holdings), higher dividend-paying stocks underperformed those that retain more of their cash flows.

The real estate preferred segment was the most significant burden on results, primarily due to the portfolio’s underweight to the self-storage area and overweight to hotel REIT preferreds. Certain sub-property types were much less affected by social distancing, primarily due to the fact that their tenants, in large part, are not people. Self-storage was an area that provided defensive characteristics and garnered investor attention because it is a rather low cost expense for most households and requires no human interaction. As a result, self-storage REIT preferred securities provided positive returns that were substantially better than many areas that experienced massive business disruptions from the COVID-19 crisis. On the other hand, hotel demand cratered as country borders were closed to international air traffic and domestic travel was largely halted from stay-at-home orders and general health concerns. As a result, returns for the hotel REIT preferred segment fell by more than 30% during the reporting period.

The real estate common equity portfolio also detracted. The Fund’s portfolio was positioned with an overweight in the group relative to the benchmark heading into 2020, which proved detrimental given the weakness in real estate shares from the effects of the COVID-19 crisis. Within the segment, an overweight to the net lease sector detracted the most. Net lease is typically a more defensive group because lease structures are usually longer term in nature, which has historically provided some consistency to earnings in an economic decline. These companies also pay higher dividends than many other sectors, which makes them more appropriate for an income focused portfolio versus other property types that may not produce high enough dividends. However, within net lease, many of the property types were the ones subject to forced closures, which caused considerable fears about future earnings due to the possible inability for tenants to pay rent. Also, dividend cuts have become more likely in that scenario, which is also significantly impacting the group.

Performance in the infrastructure preferred segment also lagged during the reporting period, primarily due to energy holdings. This segment is a disproportionately large part of the Fund’s investable universe given its real asset investment strategy. Energy infrastructure, as previously mentioned, was significantly impacted earlier in the reporting period by reduced demand for oil as travel restrictions and shelter-in-place/work-from-home policies greatly reduced both air and automobile traffic. Elevated supply, cratering demand and dramatic price declines for crude oil reduced the need for infrastructure assets as drillers and exploration and production cut activity and expenditures. The Fund focused its investments in higher quality midstream companies, which performed much better than lower-quality upstream, they were not immune to the significant price depreciation. That said, later in the reporting period, the price of crude oil and the energy sector as a whole was buoyed by significant strides made around the world in containing the virus, the beginning of economic reopenings and the arrival of the summer driving season. While we had reduced the Fund’s energy exposure early in the downturn, we did remain committed to our high quality positions within midstream, especially within the preferred group.

In the debt area, results were hurt by the Fund’s lack of industrial exposure. A structural underweight to industrials is typical for the Fund because most of the companies within that space don’t meet our definition of infrastructure or real estate. However, during the reporting period, much of the industrial category that the Fund is precluded from owning outperformed.

The infrastructure common equity sector aided the Fund’s results during the reporting period. Heading into the reporting period, the Fund remained underweight in the infrastructure common equity sector, which contributed to outperformance within the group. Leading the positive contribution was a significant underweight to airports, which was the sector perhaps most negatively impacted by the COVID-19 crisis. Along with our concerns about fundamentals for the group even prior to the COVID-19 crisis, most of the airport stocks simply don’t pay high enough dividends to warrant inclusion in this portfolio. Once the COVID-19 crisis intensified, entire country closures in places like Italy, Spain and France essentially halted air travel. Recent reports from several airports indicate passenger declines of 90% versus a year ago, which will clearly have a devastating impact on earnings. As a result, the Fund’s substantial underweight proved the most beneficial to relative performance within infrastructure equity since the airport sector fell more than 35% during the reporting period. The airport group did rally back somewhat later in the reporting period based on an improving recovery outlook, similar to the dynamics that drove energy higher. In addition, the Fund’s overweight in electric transmission and out-of-index exposure in alternative energy aided results within the infrastructure common equity sector.

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. In terms of changes, we moved to further underweight equities year-to-date in 2020 while continuing to add to the non-equity portion of the portfolio, especially preferred securities. We believe preferreds currently offer the most attractive valuation opportunities, especially within infrastructure where we are able to find institutional issues and hybrid structures outside of the traditional $25 par market that offer a lower amount of interest rate risk in addition to their relatively attractive prices. The Fund’s debt exposure remained relatively unchanged in weight. We also remained committed to the significant changes we made to the mix of companies within our broad categories during the reporting period because of the different impacts

Portfolio Managers’ Comments (continued)

the COVID-19 crisis has had on business models within real estate and infrastructure. We believe the retail real estate and lodging areas will remain impaired, and while an uptick in economic activity is welcome, overall utilization is likely to remain quite depressed, causing continued earnings headwinds for these property types. Despite the significant rally within infrastructure, we did not increase energy exposure because we are comfortable with our holdings in the area. We anticipate that the group may struggle until an increase in crude oil production materializes, which is likely only in the event of a sustained crude oil price recovery. Instead, we remain steadfast with our preference for areas where fundamentals are actually likely to improve in the current environment, or be much less negatively impacted such as cellular tower and data center businesses, industrial real estate and regulated utilities.

The Fund began using interest rate futures to partially hedge the portfolio against movements in interest rates. These positions had a negative impact on performance during the report period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2020?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended June 30, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI U.S. REIT Index and slightly underperformed the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average current income and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis. However, because of the significant bifurcation between sectors that were better able to operate during the COVID-19 crisis versus those that were much more negatively impacted, we made larger-than-normal deviations at the sector level relative to the benchmark. The positioning of the Fund’s portfolio was as extreme as it has ever been as we focused even more on areas like data centers, cell towers and industrial because fundamentals in those sectors were much less impacted by social distancing. We avoided sectors such as retail and lodging, which we believed were most at risk. At the end of the reporting period, this bias continued in the Fund’s portfolio because the uncertainty caused by the COVID-19 crisis remains. Over time, we would expect that portfolio weights will return to a more neutral positioning driven by our relative value process at the security level, but that will require significant progress on containing the virus globally.

During the first half of the six-month reporting period, markets clearly shifted as a result of the health and financial crisis brought about by the COVID-19 crisis. As the virus spread across the globe, investor confidence was shattered as global output collapsed due to wide swaths of the economy being shut down and entire countries finding themselves locked down in an attempt to blunt the spread. Although many defensive areas of the markets outperformed broader equities, the traditionally defensive real estate group did not. The sector experienced a massive sell-off in March 2020 that exceeded even the swiftness of the broader equity market declines. Many REITs suffered disproportionately at the hands of the COVID-19 crisis because most property types are comprised of physical assets that are meant to facilitate the gathering of people. However, over half of the world’s population was either mandated or strongly encouraged to do precisely the opposite. As a result, some tenants were not able to pay rent to property owners, which affects profitability and cash flow for REITs. Also, dividend cuts became more likely, which began to significantly impact the group.

In the final three months of the reporting period, markets shifted sharply again as a result of the massive amounts of global monetary and fiscal stimulus coupled with significant improvement on the health front as economies that had been earliest affected by the virus made substantial headway in its containment. As a result of these changes, investor sentiment improved dramatically and markets began to look forward to recovery as economies began to reopen. However, real estate continued to underperform broader equities because the segment will likely take longer to recover from the lingering effects of the shutdowns related to the health crisis. The slow pace of re-openings, and the resurgence of COVID-19 in some more populated areas of the U.S., continued to be an overhang for this segment. Retail shopping centers, hotels, restaurants and theaters began to re-open, but at a very gradual and uneven pace.

Many of the sectors that were most negatively affected within the REIT universe in the first half of the reporting period, such as regional malls, community center retail, lodging and net lease, posted some of the strongest returns in the second half based on optimism that the recession would be short lived. Likewise, the defensive areas that had provided some downside protection during the sell-off, such as self-storage and manufactured homes, underperformed during the rebound. However, there were sub-property types within real estate that did better throughout the reporting period because they are much less affected by social distancing, primarily due to the fact that their tenants, in large part, are not people. For example, cellular towers and data centers house physical assets, not people, and demand for their technologies was either minimally impacted from the crisis or has even improved. Self-storage was another area that provided defensive characteristics because it is a rather low-cost expense for most households and requires no human interaction. Also, industrial was an area of relative strength. That being said, the majority of real estate sectors remained sharply in negative territory over the six-month reporting period with only industrial and technology infrastructure producing positive returns. The benchmark MSCI U.S. REIT Total Return Index posted a loss of -18.45% for the reporting period.

The Fund experienced strong outperformance of the MSCI U.S. REIT benchmark but still produced negative absolute returns during the reporting period. From a relative performance standpoint, the Fund saw positive results primarily from the industrial, health care REIT, apartment and hotel REIT sectors. We had relatively few noteworthy laggards during the reporting period, although the self-storage segment detracted. The Fund slightly underperformed the Lipper peer group because many of the funds in the group have significant cell tower exposure. While cell towers are a major area of emphasis in our portfolio, many competitors had even more exposure, which proved beneficial given these companies’ large market caps and strong outperformance.

The Fund’s leading contribution came from an overweight allocation to industrial real estate. As we entered the reporting period, the industrial sector was directly benefiting from the same dynamic in the marketplace that was weighing on the regional mall/retail real estate sector, which was the disruption from ecommerce. This secular trend was only accentuated by the COVID-19 crisis as many retail stores were closed to try to slow the spread of COVID-19. However, industrial facilities remained open and became even more important as much more commerce was executed from people’s homes. While warehouses and distribution facilities certainly have people present, they are able to easily practice social distancing. Many of these sites also served businesses that were deemed essential and fulfilled ecommerce orders, while brick-and-mortar retail facilities were closed. The industrial group continued to demonstrate some of the strongest fundamentals with ever-increasing demand for these logistics and fulfillment facilities outstripping what has been a rather contained supply situation. These underlying fundamentals, along with being less affected by social distancing, led to outperformance of the group relative to the broader benchmark.

The health care REIT sector also contributed favorably to the Fund’s relative performance, driven mainly by stock selection since exposure remained relatively stable. We continued to favor the life science area (lab space for research), as well as the medical office space within the group. The Fund’s overweight positions in companies whose businesses are more focused in these areas generated the most outperformance. Demand for and utilization of life science space only grew during the reporting period as testing and research is central to finding a path forward for dealing with COVID-19. Specifically within the life science area, the Fund’s overweight position in Alexandria Real Estate Equities Inc. aided performance. In the medical office space, demand did fall precipitously as the reporting period progressed because patients chose to stay home and put off visits and elective surgeries. However, in relative terms, the segment remained in a favored position due to financial strength and the likelihood that rents would be less impacted than other areas. The Fund continued to own Alexandria Real Estate Equities Inc. at the end of the reporting period.

Security selection and an underweight position in the apartment sector also contributed favorably to the Fund’s relative results. The Fund benefited from an overweight position in luxury apartment provider Camden Property Trust. The Fund favored companies with strong balance sheets and companies with assets located in non-gateway markets within multi-family based both on economic fundamentals as well as being lesser exposed to COVID-19 hotspots, especially New York City. Camden was our favorite name within the context, which aided the Fund as the company outperformed most of its peers. The Fund maintained exposure to Camden Property Trust at the end of the reporting period.

The Fund also benefited from security selection and an underweight position in the hotel REIT sector. Hotel REITs have been one of the areas most affected by the COVID-19 crisis in the lodging area of the REIT universe. Hotel demand cratered as country borders were closed to international air traffic and domestic travel was largely halted from stay-at-home orders and general health concerns. During the reporting period, we remained underweight in the hotel REIT sector, but did narrow that positioning somewhat after the steep sell-off of these stocks.

Portfolio Managers’ Comments (continued)

The self-storage sector was the leading and only significant detractor from the Fund’s relative performance. Heading into the reporting period, we were concerned about modest market oversupply and growing expenses, which somewhat muted the group’s growth prospects. However, the world quickly changed and the defensive properties of self-storage garnered investor attention during the COVID-19 crisis. As a result, the group provided returns that were substantially better than many areas that experienced massive business disruptions. While we added self-storage exposure to the Fund during the reporting period, a slight underweight persisted resulting in relative underperformance.

In terms of changes during the reporting period, we maintained a bias toward higher quality companies and assets within the REIT sector in general because asset type and balance sheet strength remained the most important considerations for investment. In general, our portfolio remained defensively positioned based on the increased weights we made earlier in the reporting period to cellular towers, data centers, industrial companies and self-storage. However, we also modestly added to areas that sold off sharply in March where we felt select opportunities existed from a valuation perspective. We reduced the Fund’s health care REIT exposure in order to fund slight additions to community centers, especially grocery-anchored centers with strong in-line tenants, as well as hotels. The Fund still remained slightly underweight in both community centers and hotels, but we narrowed those underweights later in the reporting period.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Global Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The real estate industry is greatly affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as active management, derivatives, preferred security, and, small and mid-cap risks, are described in detail in the Fund’s prospectus.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Risk Considerations and Dividend Information (continued)

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared daily and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below. Nuveen Global Real Estate Securities Fund did not have any such distribution re-characterizations.

Nuveen Real Asset Income Fund – Data as of June 30, 2020

Calendar Year 2020
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	86.4%	0.0%	13.6%	$0.5270	$0.4552	$0.0000	$0.0718
Class C	NRICX	84.9%	0.0%	15.1%	$0.4420	$0.3755	$0.0000	$0.0665
Class R6	NRIFX	89.1%	0.0%	10.9%	$0.5675	$0.5054	$0.0000	$0.0621
Class I	NRIIX	86.2%	0.0%	13.8%	$0.5440	$0.4775	$0.0000	$0.0765

Nuveen Real Estate Securities Fund – Data as of June 30, 2020(1)

Calendar Year 2020
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	69.8%	0.0%	30.2%	$0.1699	$0.1186	$0.0000	$0.0513
Class C	FRLCX	45.5%	0.0%	54.5%	$0.0993	$0.0452	$0.0000	$0.0541
Class R3	FRSSX	65.4%	0.0%	34.6%	$0.1502	$0.0982	$0.0000	$0.0520
Class R6	FREGX	74.3%	0.0%	25.7%	$0.2141	$0.1591	$0.0000	$0.0550
Class I	FARCX	74.0%	0.0%	26.0%	$0.1959	$0.1449	$0.0000	$0.0510

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2020 will be made in early 2021 and reported to you on Form 1099-DIV. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Fund Performance

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of June 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
		6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/17/07	(13.37)%	(8.01)%	4.55%	8.81%	1.36%	1.22%
Class A Shares at maximum Offering Price	12/17/07	(18.37)%	(13.27)%	3.32%	8.17%	—	—
S&P Global Infrastructure Index NR	—	(19.68)%	(15.44)%	1.70%	5.99%	—	—
Lipper Global Infrastructure Funds Classification Average	—	(10.63)%	(4.63)%	3.88%	8.53%	—	—

Class C Shares	11/03/08	(13.74)%	(8.68)%	3.77%	8.00%	2.11%	1.97%
Class R3 Shares	11/03/08	(13.56)%	(8.24)%	4.29%	8.49%	1.61%	1.47%
Class I Shares	12/17/07	(13.33)%	(7.82)%	4.80%	9.08%	1.11%	0.97%

	Inception Date	Total Returns as of June 30, 2020*
		Cumulative	Average Annual			Expense Ratios**
		6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(13.22)%	(7.72)%	N/A	4.32%	1.03%	0.89%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Global Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of June 30, 2020*
		Cumulative	Average Annual		Expense Ratios**
		6-Month	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	3/20/18	(13.68)%	(6.91)%	3.75%	3.21%	1.30%
Class A Shares at maximum Offering Price	3/20/18	(18.65)%	(12.26)%	1.09%	—	—
FTSE EPRA/NAREIT Developed Index NR	—	(21.33)%	(16.25)%	(2.22)%	—	—
Lipper Global Real Estate Funds Classification Average	—	(17.71)%	(11.93)%	0.20%	—	—

Class C Shares	3/20/18	(14.00)%	(7.60)%	2.97%	3.96%	2.05%
Class R6 Shares	3/20/18	(13.53)%	(6.60)%	4.07%	2.88%	0.97%
Class I Shares	3/20/18	(13.53)%	(6.67)%	4.01%	2.96%	1.05%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

**

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of June 30, 2020*
		Cumulative	Average Annual
		6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class A Shares at NAV	9/13/11	(15.43)%	(9.51)%	2.93%	6.25%	1.14%
Class A Shares at maximum Offering Price	9/13/11	(20.29)%	(14.72)%	1.72%	5.54%	—
Bloomberg Barclays U.S. Corporate High Yield Bond Index	—	(3.80)%	0.03%	4.79%	6.31%	—
Real Asset Income Blend	—	(11.76)%	(7.34)%	3.36%	6.01%	—
Lipper Real Return Classification Average	—	(12.47)%	(8.96)%	0.22%	0.74%	—

Class C Shares	9/13/11	(15.77)%	(10.21)%	2.16%	5.46%	1.89%
Class R6 Shares	6/30/16	(15.31)%	(9.22)%	N/A	2.27%	0.80%
Class I Shares	9/13/11	(15.36)%	(9.33)%	3.17%	6.51%	0.89%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance and Expense Ratios

	Inception Date	Total Returns as of June 30, 2020*
		Cumulative	Average Annual			Expense Ratios
		6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9/29/95	(14.94)%	(9.82)%	4.42%	9.15%	1.30%
Class A Shares at maximum Offering Price	9/29/95	(19.81)%	(14.99)%	3.19%	8.51%	—
MSCI U.S. REIT Index	—	(18.45)%	(12.87)%	4.08%	9.06%	—
Lipper Real Estate Funds Classification Average	—	(14.70)%	(8.40)%	4.23%	8.91%	—

Class C Shares	2/01/00	(15.27)%	(10.54)%	3.63%	8.33%	2.06%
Class R3 Shares	9/24/01	(15.06)%	(10.10)%	4.15%	8.87%	1.55%
Class I Shares	6/30/95	(14.83)%	(9.63)%	4.68%	9.42%	1.06%

	Inception Date	Total Return as of June 30, 2020*
		Cumulative	Average Annual			Expense Ratios
		6-Month	1-Year	5-Year	Since Inception
Class R6 Shares	4/30/13	(14.74)%	(9.47)%	4.85%	4.75%	0.88%

*

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Holding Summaries    as of June 30, 2020

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	83.7%

Real Estate Investment Trust Common Stocks	13.7%

Investment Companies	0.2%

Repurchase Agreements	0.9%

Other Assets Less Liabilities	1.5%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	5.1%

Vinci SA	4.2%

NextEra Energy Inc	4.1%

TC Energy Corp	3.8%

Iberdrola SA	3.1%

Portfolio Composition

(% of net assets)

Electric Utilities	24.1%

Transportation Infrastructure	19.3%

Specialized	13.5%

Oil, Gas & Consumable Fuels	8.8%

Multi-Utilities	8.3%

Construction & Engineering	7.7%

Other	15.7%

Investment Companies	0.2%

Repurchase Agreements	0.9%

Other Assets Less Liabilities	1.5%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	39.1%

Spain	9.2%

Canada	9.1%

France	8.5%

Italy	8.4%

Australia	7.9%

United Kingdom	2.8%

New Zealand	2.0%

Mexico	1.9%

Singapore	1.4%

Other	8.2%

Other Assets Less Liabilities	1.5%

Net Assets	100%

1	Includes 3.6% (as a percentage of net assets) in emerging market countries.

Nuveen Global Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	74.5%

Common Stocks	24.1%

Repurchase Agreements	1.6%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Prologis Inc	4.7%

Equinix Inc	4.5%

LEG Immobilien AG	2.7%

TAG Immobilien AG	2.5%

Sun Hung Kai Properties Ltd	2.1%

Portfolio Composition

(% of net assets)

Real Estate Management & Development	21.5%

Industrial	15.9%

Residential	15.5%

Specialized	14.5%

Office	8.1%

Diversified	7.5%

Retail	7.0%

Other	8.6%

Repurchase Agreements	1.6%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	52.5%

Japan	11.3%

Germany	7.8%

Hong Kong	5.3%

Australia	3.9%

United Kingdom	3.8%

Canada	3.7%

Sweden	2.2%

France	1.9%

Singapore	1.9%

Other	5.9%

Other Assets Less Liabilities	(0.2)%

Net Assets	100%

1	Includes 0.9% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of June 30, 2020 (continued)

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Common Stocks	20.4%

Real Estate Investment Trust Common Stocks	19.0%

Corporate Bonds	17.3%

$25 Par (or similar) Retail Preferred	16.9%

$1,000 Par (or similar) Institutional Preferred	13.8%

Convertible Preferred Securities	7.1%

Variable Rate Senior Loan Interests	1.3%

Convertible Bonds	0.6%

Investment Companies	0.4%

Asset-Backed Securities	0.2%

Real Estate Investment Trust Common Stock Rights	0.0%

Repurchase Agreements	2.4%

Other Assets Less Liabilities	0.6%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Medical Properties Trust Inc	1.4%

Snam SpA	1.3%

STAG Industrial Inc	1.2%

Enel SpA	1.1%

NetLink NBN Trust	1.0%

Portfolio Composition

(% of net assets)

Electric Utilities	20.6%

Equity Real Estate Investment Trust	14.0%

Multi-Utilities	9.6%

Oil, Gas & Consumable Fuels	9.4%

Health Care	4.7%

Industrial	4.4%

Real Estate Management & Development	4.3%

Gas Utilities	3.9%

Independent Power & Renewable Electricity Producers	2.9%

Diversified	2.7%

Other	19.9%

Investment Companies	0.4%

Asset-Backed Securities	0.2%

Repurchase Agreements	2.4%

Other Assets Less Liabilities	0.6%

Net Assets	100%

Country Allocation¹

(% of net assets)

United States	60.2%

Canada	11.6%

Australia	3.8%

Italy	3.1%

Singapore	2.7%

Spain	2.5%

Hong Kong	2.4%

United Kingdom	1.7%

Germany	1.1%

France	1.1%

Other	9.2%

Other Assets Less Liabilities	0.6%

Net Assets	100%

1	Includes 5.1% (as a percentage of net assets) in emerging market countries.

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	98.1%

Common Stocks	0.2%

Money Market Funds	1.0%

Other Assets Less Liabilities	0.7%

Net Assets	100%

Portfolio Composition

(% of net assets)

Specialized	25.0%

Residential	22.1%

Industrial	18.4%

Office	10.3%

Health Care	8.6%

Retail	8.5%

Other	5.4%

Monay Market Funds	1.0%

Other Assets Less Liabilities	0.7%

Net Assets	100%

Top Five Common Stock & Real

Estate Investment Trust

Common Stock Holdings

(% of net assets)

Prologis Inc	9.1%

Equinix Inc	8.6%

Public Storage	3.7%

Duke Realty Corp	3.4%

Invitation Homes Inc	3.2%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2020.

The beginning of the period is January 1, 2020.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$866.26	$862.56	$864.38	$867.78	$866.67
Expenses Incurred During the Period	$5.66	$9.12	$6.77	$3.99	$4.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.07	$1,017.60	$1,020.59	$1,020.09
Expenses Incurred During the Period	$6.12	$9.87	$7.32	$4.32	$4.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.46%, 0.86%, and 0.96% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Global Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$863.16	$859.99	$864.70	$864.74
Expenses Incurred During the Period	$6.02	$9.48	$4.40	$4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.67	$1,020.14	$1,019.64
Expenses Incurred During the Period	$6.52	$10.27	$4.77	$5.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 0.95%, and 1.05% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$845.68	$842.34	$846.90	$846.35
Expenses Incurred During the Period	$5.32	$8.75	$3.67	$4.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.10	$1,015.37	$1,020.89	$1,020.34
Expenses Incurred During the Period	$5.82	$9.57	$4.02	$4.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 0.80%, and 0.91% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$850.64	$847.32	$849.40	$852.61	$851.75
Expenses Incurred During the Period	$6.07	$9.51	$7.22	$4.10	$4.93
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.57	$1,017.06	$1,020.44	$1,019.54
Expenses Incurred During the Period	$6.62	$10.37	$7.87	$4.47	$5.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 1.57%, 0.89%, and 1.07% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Global Infrastructure Fund

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	COMMON STOCKS – 83.7%

	Air Freight & Logistics – 0.0%

4,580	Oesterreichische Post AG, (2)	$151,638

	Capital Markets – 0.3%

800,332	Calisen PLC, (3)	1,788,020

	Commercial Services & Supplies – 3.1%

452,532	Biffa PLC, 144A, (2)	1,130,731

30,623	Republic Services Inc	2,512,617

70,031	Waste Connections Inc	6,568,208

60,362	Waste Management Inc	6,392,939
	Total Commercial Services & Supplies	16,604,495

	Construction & Engineering – 7.7%

27,869	Ameresco Inc, (3)	774,201

58,789	Eiffage SA, (2), (3)	5,388,987

461,931	Ferrovial SA, (2)	12,347,397

244,237	Vinci SA, (2)	22,646,438
	Total Construction & Engineering	41,157,023

	Diversified Telecommunication Services – 3.9%

88,350	Cellnex Telecom SA, 144A, (2), (3)	5,396,218

924,445	HKBN Ltd, (2)	1,621,072

820,226	Infrastrutture Wireless Italiane SpA, 144A, (2)	8,233,652

6,428,527	NetLink NBN Trust, (2)	4,490,397

2,071,719	Telesites SAB de CV, (3)	1,311,471
	Total Diversified Telecommunication Services	21,052,810

	Electric Utilities – 24.1%

120,040	Alliant Energy Corp	5,742,714

75,527	Alupar Investimento SA	332,907

58,055	American Electric Power Co Inc	4,623,500

635,066	AusNet Services, (2)	733,739

704,899	CK Infrastructure Holdings Ltd, (2)	3,643,802

62,974	Duke Energy Corp	5,030,993

24,976	Edison International	1,356,447

627,427	EDP – Energias de Portugal SA, (2)	2,994,871

7,691	Elia Group SA/NV, (2)	836,711

748,042	Enel SpA, (2)	6,469,397

75,450	Entergy Corp	7,077,965

13,235	Evergy Inc	784,703

Shares	Description (1)	Value

	Electric Utilities (continued)

67,858	Eversource Energy	$5,650,536

111,600	FirstEnergy Corp	4,327,848

1,429,264	Iberdrola SA, (2)	16,686,199

186,608	Infratil Ltd, (2)	569,283

91,663	NextEra Energy Inc	22,014,703

25,866	Orsted A/S, 144A	2,984,973

248,549	PG&E Corp, (3)	2,204,630

32,515	PNM Resources Inc	1,249,877

61,161	Portland General Electric Co	2,557,141

250,198	Power Assets Holdings Ltd, (2)	1,367,097

464,388	Power Grid Corp of India Ltd, (2)	1,076,787

53,237	Red Electrica Corp SA, (2), (3)	996,039

169,864	Southern Co	8,807,448

122,407	Spark Infrastructure Group, (2)	182,821

108,412	SSE PLC, (2)	1,835,754

1,699,471	Terna Rete Elettrica Nazionale SpA, (2)	11,722,189

77,166	Transmissora Alianca de Energia Eletrica SA	398,736

45,220	Verbund AG, (2)	2,030,930

37,558	Xcel Energy Inc	2,347,375
	Total Electric Utilities	128,638,115

	Gas Utilities – 1.3%

102,587	APA Group, (2)	793,236

277,035	China Gas Holdings Ltd, (2)	858,217

484,759	China Resources Gas Group Ltd, (2)	2,371,834

39,985	Enagas SA, (2)	978,174

69,048	Italgas SpA, (2)	401,834

67,431	Naturgy Energy Group SA, (2), (3)	1,258,863

29,253	Snam SpA, (2)	142,613
	Total Gas Utilities	6,804,771

	Independent Power & Renewable Electricity Producers – 2.2%

88,044	Brookfield Renewable Partners LP	4,217,308

105,264	Clearway Energy Inc	2,427,388

150,734	EDP Renovaveis SA	2,083,000

59,126	NextEra Energy Partners LP	3,031,981
	Total Independent Power & Renewable Electricity Producers	11,759,677

	IT Services – 0.1%

63,348	NEXTDC Ltd, (2), (3)	435,722

	Multi-Utilities – 8.3%

125,618	CMS Energy Corp	7,338,604

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	Multi-Utilities (continued)

28,883	Dominion Energy Inc	$2,344,722

39,675	DTE Energy Co	4,265,063

317,539	Engie SA, (2), (3)	3,938,094

355,691	EON SE, (2)	4,014,924

775,346	Hera SpA, (2)	2,911,229

82,618	National Grid PLC, Sponsored ADR	5,018,217

18,495	NorthWestern Corp	1,008,347

387,195	REN – Redes Energeticas Nacionais SGPS SA, (2)	1,056,565

17,899	RWE AG, (2)	626,591

53,973	Sempra Energy	6,327,255

302,966	Suez SA, (2)	3,560,941

22,777	WEC Energy Group Inc	1,996,404
	Total Multi-Utilities	44,406,956

	Oil, Gas & Consumable Fuels – 8.8%

17,702	Cheniere Energy Inc, (3)	855,361

539,502	Enbridge Inc	16,411,651

113,727	Gibson Energy Inc	1,770,073

287,617	Kinder Morgan Inc	4,363,150

30,440	Koninklijke Vopak NV	1,610,104

40,947	Pembina Pipeline Corp	1,023,675

47,671	TC Energy Corp	2,043,179

427,765	TC Energy Corp	18,275,170

27,165	Williams Cos Inc	516,678
	Total Oil, Gas & Consumable Fuels	46,869,041

	Road & Rail – 2.7%

151,765	Aurizon Holdings Ltd, (2)	516,437

14,226	Canadian National Railway Co	1,259,997

14,580	Canadian Pacific Railway Ltd	3,722,857

5,713	Kansas City Southern	852,894

122,839	Rumo SA, (3)	508,017

20,664	Union Pacific Corp	3,493,663

71,586	West Japan Railway Co, (2), (3)	4,015,184
	Total Road & Rail	14,369,049

	Transportation Infrastructure – 19.3%

71,700	Aena SME SA, 144A, (2), (3)	9,589,273

16,093	Aeroports de Paris, (2)	1,661,451

108,377	ASTM SpA, (2), (3)	2,481,350

570,973	Atlantia SpA, (2), (3)	9,235,664

498,191	Atlas Arteria Ltd, (2)	2,300,650

Shares	Description (1)	Value

	Transportation Infrastructure (continued)

1,652,341	Auckland International Airport Ltd, (2)	$7,027,008

391,815	China Merchants Port Holdings Co Ltd, (2)	464,746

705,053	Enav SpA, 144A, (2)	3,184,921

52,719	Flughafen Wien AG, (2), (3)	1,498,918

6,302	Flughafen Zurich AG, (2), (3)	823,087

59,133	Fraport AG Frankfurt Airport Services Worldwide, (2), (3)	2,590,315

569,691	Getlink SE, (2), (3)	8,238,140

74,481	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	2,766,969

68,522	Grupo Aeroportuario del Pacifico SAB de CV, ADR	4,921,250

16,324	Hamburger Hafen und Logistik AG, (2)	277,221

368,422	International Container Terminal Services Inc, (2)	758,119

67,517	Kamigumi Co Ltd, (2)	1,327,823

70,190	Macquarie Infrastructure Corp, (3)	2,154,131

661,015	Port of Tauranga Ltd, (2)	3,310,165

83,999	Promotora y Operadora de Infraestructura SAB de CV	606,626

67,168	Promotora y Operadora de Infraestructura SAB de CV, (3)	321,075

719,206	Qube Holdings Ltd, (2)	1,459,001

2,154,266	Sydney Airport, (2)	8,502,002

2,792,266	Transurban Group, (2)	27,382,960
	Total Transportation Infrastructure	102,882,865

	Water Utilities – 1.9%

2,060,855	Aguas Andinas SA	697,991

27,498	American Water Works Co Inc	3,537,893

1,055,648	Guangdong Investment Ltd, (2)	1,820,875

137,597	Pennon Group PLC, (2)	1,905,403

46,193	Severn Trent PLC, (2)	1,413,681

61,741	United Utilities Group PLC, (2)	693,767
	Total Water Utilities	10,069,610
	Total Common Stocks (cost $394,694,094)	446,989,792

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 13.7%

	Health Care – 0.2%

546,671	Parkway Life Real Estate Investment Trust, (2)	$1,313,574

	Specialized – 13.5%

55,436	American Tower Corp	14,332,424

22,798	CoreSite Realty Corp	2,759,926

93,849	Crown Castle International Corp	15,705,630

7,483	CyrusOne Inc	544,388

52,729	Digital Realty Trust Inc	7,493,318

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)			Value

	Specialized (continued)

13,920	Equinix Inc			$9,776,016

1,055,289	Keppel DC REIT, (2)			1,932,578

43,688	QTS Realty Trust Inc			2,799,964

55,546	SBA Communications Corp			16,548,265
	Total Specialized			71,892,509
	Total Real Estate Investment Trust Common Stocks (cost $61,768,734)			73,206,083

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.2%

296,979	3i Infrastructure PLC			$1,077,291
	Total Investment Companies (cost $940,989)			1,077,291
	Total Long-Term Investments (cost $457,403,817)			521,273,166

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.9%

	REPURCHASE AGREEMENTS – 0.9%

$4,486	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $4,486,182, collateralized by $1,686,900 U.S. Treasury Notes, 2.500% due 2/28/26, value $1,903,638 collateralized by $2,387,300 U.S. Treasury Notes, 2.375%, due 4/30/26, value $2,672,358	0.000%	7/01/20	$4,486,182
	Total Short-Term Investments (cost $4,486,182)			4,486,182
	Total Investments (cost $461,889,999) – 98.5%			525,759,348
	Other Assets Less Liabilities – 1.5%			8,109,257
	Net Assets – 100%			$533,868,605

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Global Real Estate Securities Fund

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 74.5%

	Diversified – 7.5%

1,449	Armada Hoffler Properties Inc	$14,418

843	Cofinimmo SA, (2)	116,254

28,335	Cromwell European Real Estate Investment Trust, (2)	13,468

67	Daiwa House REIT Investment Corp, (2)	157,624

3,030	Gecina SA, (2)	374,226

89,761	Goodman Property Trust, (2)	117,895

10,830	GPT Group, (2)	31,462

55	Heiwa Real Estate REIT Inc, (2)	52,217

210	Hulic Reit Inc, (2)	261,022

34	Kenedix Office Investment Corp, (2)	189,979

130,458	LondonMetric Property PLC, (2)	340,535

279,666	LXI REIT plc, (2)	394,336

991	PS Business Parks Inc	131,208

17,417	Secure Income REIT Plc	58,270

204	Star Asia Investment Corp, (2)	180,472

1,410	STORE Capital Corp	33,572

17,624	Stride Property Group, (2)	20,186

2,593	VEREIT Inc	16,673

4,999	Washington Real Estate Investment Trust	110,978

3,560	WP Carey Inc	240,834
	Total Diversified	2,855,629

	Health Care – 4.7%

2,830	CareTrust REIT Inc	48,563

8,426	Healthcare Realty Trust Inc	246,798

6,234	Healthcare Trust of America Inc	165,326

7,406	Healthpeak Properties Inc	204,109

733	LTC Properties Inc	27,612

19,041	Medical Properties Trust Inc	357,971

13,451	NorthWest Healthcare Properties Real Estate Investment Trust	107,006

7,411	Omega Healthcare Investors Inc	220,329

6,264	Parkway Life Real Estate Investment Trust, (2)	15,051

2,445	Sabra Health Care REIT Inc	35,281

2,326	Ventas Inc	85,178

5,838	Welltower Inc	302,116
	Total Health Care	1,815,340

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	Hotels – 1.3%

6,821	DiamondRock Hospitality Co	$37,720

15,704	Host Hotels & Resorts Inc	169,446

2,719	MGM Growth Properties LLC	73,984

2,610	Pebblebrook Hotel Trust	35,653

20,394	Sunstone Hotel Investors Inc	166,211
	Total Hotels	483,014

	Industrial – 15.9%

2,909	Americold Realty Trust, (3)	105,597

1,834	APN Industria REIT, (2)	3,009

75,452	Ascendas Real Estate Investment Trust, (2)	173,118

117,448	Centuria Industrial REIT, (2)	258,283

4,752	Deutsche Industrie REIT AG, (2)	103,463

13,526	Dream Industrial Real Estate Investment Trust	106,407

18,650	Duke Realty Corp	660,023

725	EastGroup Properties Inc	85,992

4,147	First Industrial Realty Trust Inc	159,411

14,774	Frasers Logistics & Commercial Trust, (2)	12,727

226	GLP J-REIT, (2)	326,581

16,443	Goodman Group, (2)	169,663

3,084	Granite Real Estate Investment Trust	159,152

11,165	Lexington Realty Trust	117,791

62,735	Mapletree Industrial Trust, (2), (DD1)	130,503

56,436	Mapletree Logistics Trust, (2)	79,231

60	Mitsui Fudosan Logistics Park Inc, (2)	268,267

53	Nippon Prologis REIT Inc, (2)	161,047

19,109	Prologis Inc	1,783,443

3,416	Rexford Industrial Realty Inc	141,525

9,175	Segro PLC, (2)	101,475

6,301	STAG Industrial Inc	184,745

20,623	Summit Industrial Income REIT	173,934

6,795	Terreno Realty Corp	357,689

89,913	Urban Logistics REIT PLC	152,633

9,213	WPT Industrial Real Estate Investment Trust	118,848
	Total Industrial	6,094,557

	Office – 8.1%

3,783	Alexandria Real Estate Equities Inc	613,792

4,821	Boston Properties Inc	435,722

7,356	Corporate Office Properties Trust	186,401

2,789	Cousins Properties Inc	83,196

1	Daiwa Office Investment Corp, (2)	5,523

Shares	Description (1)	Value

	Office (continued)

34,227	Dexus, (2)	$219,680

2,165	Douglas Emmett Inc	66,379

1,775	Dream Office Real Estate Investment Trust	26,829

2,417	Easterly Government Properties Inc	55,881

703	Equity Commonwealth	22,636

139,628	GDI Property Group, (2)	107,946

3,330	Highwoods Properties Inc	124,309

1,773	Hudson Pacific Properties Inc	44,609

141	Ichigo Office REIT Investment Corp, (2)	97,973

610	Invesco Office J-REIT Inc, (2)	79,303

141	Japan Excellent Inc, (2)	163,896

1,881	JBG SMITH Properties	55,621

3,153	Kilroy Realty Corp	185,081

46	Nippon Building Fund Inc, (2)	261,978

13	Orix JREIT Inc, (2)	17,136

9,389	Piedmont Office Realty Trust Inc	155,951

17,597	Precinct Properties New Zealand Ltd, (2)	17,927

17,349	True North Commercial Real Estate Investment Trust	71,052
	Total Office	3,098,821

	Residential – 15.5%

76	Advance Residence Investment Corp, (2)	226,158

2,522	American Campus Communities Inc	88,169

19,863	American Homes 4 Rent	534,315

2,971	Apartment Investment and Management Co	111,828

2,145	AvalonBay Communities Inc	331,703

10,551	Boardwalk Real Estate Investment Trust	230,900

3,697	Camden Property Trust	337,241

3,377	Canadian Apartment Properties REIT	120,867

7,536	Equity LifeStyle Properties Inc	470,849

6,589	Equity Residential	387,565

830	Essex Property Trust Inc	190,211

28,248	Ingenia Communities Group, (2)	88,304

6,428	InterRent Real Estate Investment Trust	67,850

145	Investors Real Estate Trust	10,221

22,776	Invitation Homes Inc	627,023

95,203	Irish Residential Properties REIT PLC, (3)	151,242

120	Kenedix Residential Next Investment Corp, (2)	207,364

4,790	Mid-America Apartment Communities Inc	549,269

15	Nippon Accommodations Fund Inc, (2)	86,740

110,173	PRS REIT Plc, (2), (3)	101,622

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	Residential (continued)

2,821	Sun Communities Inc	$382,753

9,574	UDR Inc	357,876

22,658	UNITE Group PLC, (2), (3)	263,841
	Total Residential	5,923,911

	Retail – 7.0%

1,264	Acadia Realty Trust, (3)	16,407

3,051	Agree Realty Corp	200,481

9,787	Brixmor Property Group Inc	125,469

12,675	CT Real Estate Investment Trust	126,787

81,821	Fortune Real Estate Investment Trust, (2)	73,993

2,602	Kimco Realty Corp	33,410

1,409	Kite Realty Group Trust	16,260

66,312	Link REIT, (2)	544,432

3,782	National Retail Properties Inc	134,185

7,634	Realty Income Corp	454,223

5,009	Regency Centers Corp	229,863

7,949	RioCan Real Estate Investment Trust	89,936

842	RPT Realty	5,860

2,180	Simon Property Group Inc	149,068

8,559	SITE Centers Corp	69,328

1,106	Spirit Realty Capital Inc	38,555

801	Taubman Centers Inc	30,246

2,293	Urban Edge Properties	27,218

4,220	Urstadt Biddle Properties Inc	50,134

176,460	Vicinity Centres, (2)	176,867

4,593	Weingarten Realty Investors	86,946
	Total Retail	2,679,668

	Specialized – 14.5%

1,260	American Tower Corp	325,760

3,952	ARGAN SA, (2)	363,048

1,457	Automotive Properties Real Estate Investment Trust	9,938

75,727	Charter Hall Social Infrastructure REIT, (2)	123,955

933	CoreSite Realty Corp	112,949

1,430	Crown Castle International Corp	239,310

6,530	CubeSmart	176,245

1,463	CyrusOne Inc	106,433

4,121	Digital Realty Trust Inc	585,635

2,425	Equinix Inc	1,703,077

1,988	Extra Space Storage Inc	183,632

3,962	Four Corners Property Trust Inc	96,673

Shares	Description (1)	Value

	Specialized (continued)

37,518	Keppel DC REIT, (2)	$68,708

1,142	Life Storage Inc	108,433

3,798	Public Storage	728,798

1,375	QTS Realty Trust Inc	88,124

1,100	Rayonier Inc	27,269

252	Safehold Inc	14,487

3,968	Safestore Holdings PLC, (2)	35,766

933	SBA Communications Corp	277,959

7,583	VICI Properties Inc	153,101
	Total Specialized	5,529,300
	Total Real Estate Investment Trust Common Stocks (cost $25,917,604)	28,480,240

Shares	Description (1)	Value

	COMMON STOCKS – 24.1%

	Capital Markets – 0.5%

145,134	Centuria Capital Group, (2)	$180,331

	Commercial Services & Supplies – 0.3%

47,769	Self Storage Group ASA, (2), (3)	127,397

	Diversified Telecommunication Services – 1.4%

2,791	Cellnex Telecom SA, 144A, (2), (3)	170,468

31,412	Infrastrutture Wireless Italiane SpA, 144A, (2)	315,322

75,804	Telesites SAB de CV, (3)	47,987
	Total Diversified Telecommunication Services	533,777

	IT Services – 0.4%

21,210	NEXTDC Ltd, (2), (3)	145,887

	Real Estate Management & Development – 21.5%

30,084	Amot Investments Ltd, (2)	137,157

14,167	Aroundtown SA, (2)	81,202

6,904	CA Immobilien Anlagen AG, (2)	230,831

118,562	CapitaLand Ltd, (2)	250,479

13,312	Cibus Nordic Real Estate AB, (2), (3)	199,449

39	City Developments Ltd, (2)	238

52,095	CK Asset Holdings Ltd, (2)	312,403

32,139	Corp Inmobiliaria Vesta SAB de CV	47,975

13,229	DIC Asset AG, (2)	177,730

20,279	Entra ASA, 144A, (2)	259,950

3,859	Fastighets AB Balder, (2), (3)	147,650

15,509	Hulic Co Ltd, (2)	146,421

3,072	Instone Real Estate Group AG, 144A, (2), (3)	66,650

17,213	Keihanshin Building Co Ltd, (2)	221,903

6,366	Kennedy-Wilson Holdings Inc	96,891

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)			Value

	Real Estate Management & Development (continued)

32,598	Kungsleden AB, (2)			$243,972

210,945	Land & Houses PCL, (2), (3)			52,281

8,029	LEG Immobilien AG, (2)			1,018,363

38,614	Longfor Group Holdings Ltd, 144A, (2)			184,839

10,809	Mitsubishi Estate Co Ltd, (2)			161,074

35,170	Mitsui Fudosan Co Ltd, (2)			624,785

28,598	New World Development Co Ltd			135,786

17,586	Sagax AB, (2)			237,730

97,413	Sino Land Co Ltd, (2)			123,247

355,544	Sirius Real Estate Ltd, (2)			337,698

15,179	Sumitomo Realty & Development Co Ltd, (2)			418,981

64,257	Sun Hung Kai Properties Ltd, (2)			820,898

39,505	TAG Immobilien AG, (2)			943,537

2,199	VGP NV, (2)			281,344

8,363	VIB Vermoegen AG, (2)			256,695
	Total Real Estate Management & Development			8,218,159
	Total Common Stocks (cost $8,917,572)			9,205,551
	Total Long-Term Investments (cost $34,835,176)			37,685,791

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%

	REPURCHASE AGREEMENTS – 1.6%

$634	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $633,966, collateralized by $575,200 U.S. Treasury Notes, 2.625%, due 12/31/25, value $646,741	0.000%	7/01/20	$633,966
	Total Short-Term Investments (cost $633,966)			633,966
	Total Investments (cost $35,469,142) – 100.2%			38,319,757
	Other Assets Less Liabilities – (0.2)%			(84,539)
	Net Assets – 100%			$38,235,218

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Real Asset Income Fund

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.0%

	COMMON STOCKS – 20.4%

	Air Freight & Logistics – 0.5%

266,265	Oesterreichische Post AG, (2)	$8,815,679

	Diversified Financial Services – 0.1%

981,110	Sdcl Energy Efficiency Income Trust PLC, (2)	1,296,070

	Diversified Telecommunication Services – 1.6%

3,339,575	HKBN Ltd, (2)	5,856,153

2,325,901	HKT Trust & HKT Ltd, (2)	3,413,185

22,499,392	NetLink NBN Trust, (2)	15,716,074

157,995	Singapore Telecommunications Ltd, (2)	281,057

304,129	Singapore Telecommunications Ltd, (2)	540,473
	Total Diversified Telecommunication Services	25,806,942

	Electric Utilities – 8.0%

9,023,533	AusNet Services, (2)	10,425,561

118,073	CEZ AS, (2)	2,528,210

544,153	Cia de Transmissao de Energia Eletrica Paulista	2,092,319

684,510	CK Infrastructure Holdings Ltd, (2)	3,538,406

859,228	Contact Energy Ltd, (2)	3,491,695

177,092	Duke Energy Corp	14,147,880

285,076	EDP – Energias de Portugal SA, (2)	1,360,741

367,243	Endesa SA, (2), (4)	9,109,915

335,387	Enel Chile SA, ADR	1,264,409

2,079,354	Enel SpA, (2)	17,983,171

2,127,160	Power Assets Holdings Ltd, (2)	11,622,931

509,267	PPL Corp	13,159,459

701,226	Red Electrica Corp SA, (2), (4)	13,119,610

212,987	Southern Co	11,043,376

5,509,387	Spark Infrastructure Group, (2)	8,228,541

315,016	SSE PLC, (2)	5,334,205

10,732	Terna Rete Elettrica Nazionale SpA, (2)	74,025

681,035	Transmissora Alianca de Energia Eletrica SA	3,519,075
	Total Electric Utilities	132,043,529

	Gas Utilities – 2.8%

288,638	AltaGas Ltd	3,327,331

263,949	APA Group, (2)	2,040,939

547,242	Enagas SA, (2)	13,387,472

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	Gas Utilities (continued)

629,617	Italgas SpA, (2)	$3,664,140

163,569	Naturgy Energy Group SA, (2), (4)	3,053,655

4,291,474	Snam SpA, (2)	20,921,570
	Total Gas Utilities	46,395,107

	Independent Power & Renewable Electricity Producers – 1.1%

36,337	Atlantica Sustainable Infrastructure PLC	1,057,407

44,086	Brookfield Renewable Partners LP	2,111,719

19,076	Brookfield Renewable Partners LP	913,332

2,439	Canadian Solar Infrastructure Fund Inc, (2)	2,583,778

4	Clearway Energy Inc	92

9,375	NextEra Energy Partners LP	480,750

268,407	TerraForm Power Inc, (4)	4,949,425

487,635	TransAlta Renewables Inc	5,240,568
	Total Independent Power & Renewable Electricity Producers	17,337,071

	Multi-Utilities – 2.0%

329	Brookfield Infrastructure Partners LP	13,525

417,686	Canadian Utilities Ltd	10,399,077

161,202	National Grid PLC, Sponsored ADR	9,791,410

3,826,254	REN – Redes Energeticas Nacionais SGPS SA, (2)	10,440,951

1,129,914	Vector Ltd, (2)	2,629,854
	Total Multi-Utilities	33,274,817

	Oil, Gas & Consumable Fuels – 1.6%

338,504	Enbridge Inc	10,297,292

386,969	Gibson Energy Inc	6,022,875

115,309	Kinder Morgan Inc	1,749,238

93,731	Pembina Pipeline Corp	2,343,275

114,253	TC Energy Corp	4,881,168

62,565	Williams Cos Inc	1,189,986

328,524	Z Energy Ltd, (2)	576,220
	Total Oil, Gas & Consumable Fuels	27,060,054

	Real Estate Management & Development – 1.9%

480,666	Ascendas India Trust, (2)	466,093

532,295	Cibus Nordic Real Estate AB, (2), (4)	7,975,205

1,453,487	Corp Inmobiliaria Vesta SAB de CV	2,169,686

268,344	DIC Asset AG, (2)	3,605,163

358,825	Dios Fastigheter AB, (2)	2,403,566

122,409	Kennedy-Wilson Holdings Inc	1,863,065

7,037,911	Land & Houses PCL, (2), (4)	1,744,306

1,110,734	New World Development Co Ltd	5,273,855

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

3,469,183	Sino Land Co Ltd, (2)	$4,389,207

269,999	Sirius Real Estate Ltd, (2)	256,447
	Total Real Estate Management & Development	30,146,593

	Road & Rail – 0.5%

2,571,584	Aurizon Holdings Ltd, (2)	8,750,777

	Thrifts & Mortgage Finance – 0.1%

1,117,279	Real Estate Credit Investments Ltd, (2)	1,734,053

	Transportation Infrastructure – 0.1%

800,014	Jiangsu Expressway Co Ltd, (2)	940,275

	Water Utilities – 0.1%

1,571,524	Inversiones Aguas Metropolitanas SA	1,352,651
	Total Common Stocks (cost $321,218,553)	334,953,618

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 19.0%

	Diversified – 2.7%

438,677	Abacus Property Group, (2)	$819,391

8,815	Cofinimmo SA, (2)	1,215,630

586,653	Cromwell European Real Estate Investment Trust, (2)	278,839

22,046	Gecina SA, (2)	2,722,837

60,477	GPT Group, (2)	175,693

510,879	Growthpoint Properties Australia Ltd, (2)	1,136,283

1,537	Hulic Reit Inc, (2)	1,910,430

64,008	ICADE, (2)	4,469,554

191	Kenedix Office Investment Corp, (2)	1,067,234

1,573,609	LXI REIT plc, (2)	2,218,825

1,526,551	Nexus Real Estate Investment Trust	1,720,406

2,386	Nomura Real Estate Master Fund Inc, (2)	2,857,705

924,405	Secure Income REIT Plc	3,092,663

4,329	Star Asia Investment Corp, (2)	3,829,729

998,964	Stride Property Group, (2)	1,144,172

1,140,681	Tritax EuroBox PLC, 144A, (2)	1,434,830

156,448	VEREIT Inc	1,005,961

113,814	Washington Real Estate Investment Trust	2,526,671

160,535	WP Carey Inc	10,860,193
	Total Diversified	44,487,046

	Health Care – 4.7%

217,857	CareTrust REIT Inc	3,738,426

362,378	Healthcare Trust of America Inc	9,610,265

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	Health Care (continued)

92,986	LTC Properties Inc	$3,502,783

1,223,158	Medical Properties Trust Inc	22,995,370

910,744	NorthWest Healthcare Properties Real Estate Investment Trust	7,245,164

422,664	Omega Healthcare Investors Inc	12,565,801

424,927	Parkway Life Real Estate Investment Trust, (2)	1,021,041

797,436	Physicians Realty Trust	13,971,079

89,480	Sabra Health Care REIT Inc	1,291,196

23,812	Ventas Inc	871,995
	Total Health Care	76,813,120

	Hotels – 0.8%

468,047	MGM Growth Properties LLC	12,735,559

	Industrial – 4.4%

604,994	APN Industria REIT, (2)	992,584

4,983,161	Ascendas Real Estate Investment Trust, (2)	11,433,415

4,018,502	Centuria Industrial REIT, (2)	8,837,202

1,120,415	Dream Industrial Real Estate Investment Trust	8,814,107

6,854,945	Frasers Logistics & Commercial Trust, (2)	5,905,120

2,736	Granite Real Estate Investment Trust	141,193

2,275,304	Mapletree Industrial Trust, (2), (DD1)	4,733,134

697,712	STAG Industrial Inc	20,456,916

299,097	Summit Industrial Income REIT	2,522,584

231,478	Urban Logistics REIT PLC	392,950

470,668	Warehouse Reit PLC	641,525

597,903	WPT Industrial Real Estate Investment Trust	7,712,949
	Total Industrial	72,583,679

	Mortgage – 0.4%

79,714	Blackstone Mortgage Trust Inc	1,920,311

115,795	Nexpoint Real Estate Finance Inc	1,939,566

231,751	Starwood Property Trust Inc	3,466,995
	Total Mortgage	7,326,872

	Office – 2.2%

24,611	Befimmo SA, (2)	1,103,585

676,138	Centuria Office REIT, (2)	949,765

75	Covivio, (2)	5,440

930,625	Dexus, (2)	5,973,051

107,165	Dream Office Real Estate Investment Trust	1,619,789

4,145,065	GDI Property Group, (2)	3,204,529

208,138	Globalworth Real Estate Investments Ltd, (2)	1,436,578

58,463	Highwoods Properties Inc	2,182,424

Shares	Description (1)	Value

	Office (continued)

319,603	Inovalis Real Estate Investment Trust	$1,791,528

85,074	Intervest Offices & Warehouses NV, (2)	2,192,351

14,644	Invesco Office J-REIT Inc, (2)	1,903,798

549	Japan Excellent Inc, (2)	638,147

151,990	NSI NV, (2)	5,866,711

148,181	Piedmont Office Realty Trust Inc	2,461,286

1,330,604	True North Commercial Real Estate Investment Trust	5,449,439

12,753	Workspace Group PLC, (2)	103,451
	Total Office	36,881,872

	Residential – 0.3%

412,961	Independence Realty Trust Inc	4,744,922

2,746	Investors Real Estate Trust	193,565
	Total Residential	4,938,487

	Retail – 2.0%

8,381	Altarea SCA	1,237,269

27,665	Crombie Real Estate Investment Trust	260,837

214,120	CT Real Estate Investment Trust	2,141,831

5,180,993	Fortune Real Estate Investment Trust, (2)	4,685,291

2,114,303	IGB Real Estate Investment Trust	883,221

77,380	Klepierre SA, (2)	1,546,734

199,217	Realty Income Corp	11,853,411

389,154	RioCan Real Estate Investment Trust	4,402,921

4,562	SmartCentres Real Estate Investment Trust	70,265

71,055	Spirit Realty Capital Inc	2,476,977

1,638,559	Waypoint REIT, (2)	2,959,303
	Total Retail	32,518,060

	Specialized – 1.5%

382,987	Automotive Properties Real Estate Investment Trust	2,612,301

1,825,876	Charter Hall Social Infrastructure REIT, (2)	2,988,716

394,583	CubeSmart	10,649,795

398,625	VICI Properties Inc	8,048,239
	Total Specialized	24,299,051
	Total Real Estate Investment Trust Common Stocks (cost $297,435,815)	312,583,746

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 17.3%

	Air Freight & Logistics – 0.3%

$5,675	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	$5,625,344

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Chemicals – 0.0%

$500		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B –	$485,000

		Commercial Services & Supplies – 0.8%

1,500		Atento Luxco 1 SA, 144A	6.125%	8/10/22	Ba3	1,215,015

125		Clean Harbors Inc, 144A	4.875%	7/15/27	BB+	128,438

2,475		Clean Harbors Inc, 144A	5.125%	7/15/29	BB+	2,566,971

2,500	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	2,832,351

2,250		GFL Environmental Inc, 144A	4.250%	6/01/25	BB –	2,269,687

2,582		GFL Environmental Inc, 144A	7.000%	6/01/26	B –	2,685,280

200		GFL Environmental Inc, 144A	5.125%	12/15/26	BB –	207,000

950		Stericycle Inc, 144A	5.375%	7/15/24	BB	973,750
		Total Commercial Services & Supplies				12,878,492

		Communications Equipment – 0.2%

780		ViaSat Inc, 144A	5.625%	9/15/25	BB –	746,850

3,325		ViaSat Inc, 144A	6.500%	7/15/28	BB –	3,325,698
		Total Communications Equipment				4,072,548

		Construction & Engineering – 0.4%

1,800		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	1,745,796

1,700		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B2	1,712,750

1,000		International Airport Finance SA, 144A	12.000%	3/15/33	B –	792,500

1,725		PowerTeam Services LLC, 144A	9.033%	12/04/25	B –	1,759,500
		Total Construction & Engineering				6,010,546

		Consumer Discretionary – 0.1%

1,900		Lamar Media Corp, 144A	3.750%	2/15/28	BB –	1,791,320

		Diversified Financial Services – 0.7%

1,240		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	1,290,580

1,975		Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	1,757,750

1,950		HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	2,042,625

400		Minejesa Capital BV, 144A	4.625%	8/10/30	Baa3	406,000

1,815		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	1,860,375

17,405	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	3,616,640
		Total Diversified Financial Services				10,973,970

		Diversified Telecommunication Services – 0.7%

1,325		Altice France SA/France, 144A	5.500%	1/15/28	B	1,338,250

1,670		Level 3 Financing Inc, 144A	4.625%	9/15/27	BB	1,682,525

2,750		Level 3 Financing Inc, 144A	4.250%	7/01/28	BB	2,746,370

2,000		Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	1,898,120

3,075		Zayo Group Holdings Inc, 144A	6.125%	3/01/28	CCC+	2,990,438
		Total Diversified Telecommunication Services				10,655,703

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Electric Utilities – 2.1%

$1,810		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	$1,949,370

2,325		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	2,423,813

796		Adani Transmission Ltd, 144A	4.250%	5/21/36	BBB–	764,827

740		Consorcio Transmantaro SA, 144A	4.700%	4/16/34	Baa3	824,175

1,900		Empresa de Transmision Electrica SA, 144A	5.125%	5/02/49	Baa1	2,223,000

5,700,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	BBB	1,584,902

1,200		Enel Americas SA	4.000%	10/25/26	A–	1,272,012

3,000		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	2,970,030

1,500		Lamar Funding Ltd, 144A	3.958%	5/07/25	BB	1,394,532

1,500		Listrindo Capital BV, 144A	4.950%	9/14/26	BB+	1,507,500

1,250		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	1,365,286

2,175		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	2,116,384

5,325		Pacific Gas and Electric Co	3.500%	8/01/50	BBB–	5,140,648

600		Pampa Energia SA, 144A	7.500%	1/24/27	CCC+	484,170

1,750		Talen Energy Supply LLC	6.500%	6/01/25	B	1,178,310

1,500		Talen Energy Supply LLC, 144A	7.625%	6/01/28	BB	1,500,000

3,050		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB	3,095,750

1,000		Vistra Operations Co LLC, 144A	5.500%	9/01/26	BB	1,023,140

1,275		Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	1,309,400
		Total Electric Utilities				34,127,249

		Energy Equipment & Services – 0.1%

2,100		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	1,922,130

		Equity Real Estate Investment Trust – 3.2%

8,050		American Campus Communities Operating Partnership LP	3.875%	1/30/31	BBB	8,436,812

3,555		Brixmor Operating Partnership LP	4.050%	7/01/30	BBB–	3,631,202

2,750		Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A	5.750%	5/15/26	BB+	2,323,750

1,285		Cibanco SA Ibm / PLA Administradora Industrial S de RL de CV, 144A	4.962%	7/18/29	Baa3	1,246,450

3,575		GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB–	3,532,422

1,900		HAT Holdings I LLC / HAT Holdings II LLC, 144A	5.250%	7/15/24	BB+	1,938,000

4,035		Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	4,014,825

4,250		iStar Inc	4.750%	10/01/24	BB	3,968,437

1,500		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	5.750%	2/01/27	BB+	1,537,500

4,210		MPT Operating Partnership LP / MPT Finance Corp	4.625%	8/01/29	BBB–	4,231,050

2,615		Sabra Health Care LP	5.125%	8/15/26	BBB–	2,651,254

4,475		SBA Communications Corp, 144A	3.875%	2/15/27	BB–	4,452,625

325		Service Properties Trust	7.500%	9/15/25	Baa3	341,152

5,250		VEREIT Operating Partnership LP	3.400%	1/15/28	BBB	5,281,743

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Equity Real Estate Investment Trust (continued)

$1,525	VICI Properties LP / VICI Note Co Inc, 144A	4.250%	12/01/26	BB	$1,463,375

975	VICI Properties LP / VICI Note Co Inc, 144A	4.625%	12/01/29	BB	950,625

2,625	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	2,503,594
	Total Equity Real Estate Investment Trust				52,504,816

	Gas Utilities – 0.6%

2,100	LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B–	2,119,467

4,570	National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	4,432,900

2,915	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	2,885,850
	Total Gas Utilities				9,438,217

	Health Care Providers & Services – 0.9%

2,460	CHS/Community Health Systems Inc	6.250%	3/31/23	BB	2,317,222

3,845	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	3,634,294

1,200	Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	1,251,000

4,450	Encompass Health Corp	5.750%	9/15/25	B+	4,573,443

1,241	HCA Inc	3.500%	9/01/30	Ba2	1,195,007

1,500	Tenet Healthcare Corp	6.750%	6/15/23	B–	1,488,750

750	Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB–	796,875

225	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB–	220,428
	Total Health Care Providers & Services				15,477,019

	Hotels, Restaurants & Leisure – 0.7%

575	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	577,875

1,625	Hilton Domestic Operating Co Inc, 144A	5.375%	5/01/25	BB	1,618,906

1,625	Hilton Domestic Operating Co Inc, 144A	5.750%	5/01/28	BB	1,641,250

5,050	Marriott International Inc/MD	4.625%	6/15/30	BBB–	5,250,486

750	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc, 144A	4.625%	6/15/25	BB+	735,060

1,695	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	4.500%	1/15/28	BB+	1,650,557
	Total Hotels, Restaurants & Leisure				11,474,134

	Independent Power & Renewable Electricity Producers – 0.9%

1,675	AES Corp, 144A	3.950%	7/15/30	BBB	1,771,312

1,685	Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba2	1,698,379

1,170	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	1,193,330

1,500	Kallpa Generacion SA, 144A	4.125%	8/16/27	Baa3	1,528,140

2,300	NextEra Energy Operating Partners LP, 144A	3.875%	10/15/26	Ba1	2,296,665

2,000	NRG Energy Inc	6.625%	1/15/27	BB	2,090,000

1,325	NRG Energy Inc, 144A	5.250%	6/15/29	BB	1,394,284

1,550	Pattern Energy Group Inc, 144A	5.875%	2/01/24	BB–	1,557,750

1,250	Termocandelaria Power Ltd, 144A	7.875%	1/30/29	BB+	1,312,500
	Total Independent Power & Renewable Electricity Producers				14,842,360

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Industrial Conglomerates – 0.1%

$2,200	Stena International SA, 144A	6.125%	2/01/25	BB–	$2,101,000

	Materials – 0.2%

4,000	Lamar Media Corp, 144A	4.000%	2/15/30	BB–	3,828,800

	Media – 0.7%

1,775	Altice Financing SA, 144A	5.000%	1/15/28	B	1,763,214

2,275	Altice France SA/France, 144A	7.375%	5/01/26	B	2,374,964

1,545	CSC Holdings LLC, 144A	7.500%	4/01/28	B	1,685,981

5,250	CSC Holdings LLC, 144A	5.750%	1/15/30	B	5,483,572

450	Lamar Media Corp, 144A	4.875%	1/15/29	BB–	452,250
	Total Media				11,759,981

	Mortgage Real Estate Investment Trust – 0.3%

3,850	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	4.250%	2/01/27	BB+	3,080,000

1,720	Starwood Property Trust Inc	4.750%	3/15/25	Ba3	1,565,200
	Total Mortgage Real Estate Investment Trust				4,645,200

	Oil, Gas & Consumable Fuels – 2.5%

2,235	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	1,863,297

1,250	EnLink Midstream Partners LP	4.850%	7/15/26	BB+	925,375

3,940	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	3,526,300

5,110	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	5,314,400

775	EQM Midstream Partners LP, 144A	6.000%	7/01/25	BB	782,750

1,215	EQM Midstream Partners LP	5.500%	7/15/28	BB	1,157,288

1,620	Global Partners LP / GLP Finance Corp	7.000%	6/15/23	B+	1,557,225

2,320	Global Partners LP / GLP Finance Corp	7.000%	8/01/27	B+	2,146,000

1,700	KazTransGas JSC, 144A	4.375%	9/26/27	Baa3	1,819,510

2,875	M/I Homes Inc	4.950%	2/01/28	BB–	2,857,031

1,900	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	B+	1,444,000

2,000	ONEOK Inc	6.350%	1/15/31	BBB	2,340,682

1,690	Par Petroleum LLC / Par Petroleum Finance Corp, 144A	7.750%	12/15/25	BB–	1,457,980

1,700	Peru LNG Srl, 144A	5.375%	3/22/30	BB–	1,336,625

3,000	Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	2,977,980

1,400	Targa Resources Partners LP / Targa Resources Partners Finance Corp	6.875%	1/15/29	BB	1,466,500

1,300	Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	5.500%	3/01/30	BB	1,255,306

3,015	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	2,909,475

600	Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	CCC+	511,242

1,325	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	1,258,485

1,675	Western Midstream Operating LP	4.050%	2/01/30	BB+	1,612,087
	Total Oil, Gas & Consumable Fuels				40,519,538

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Real Estate Management & Development – 0.4%

$5,285		Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	$4,809,350

600		RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	595,401

600		Shimao Group Holdings Ltd, Reg S	4.750%	7/03/22	BBB–	611,164
		Total Real Estate Management & Development				6,015,915

		Road & Rail – 0.3%

660		Lima Metro Line 2 Finance Ltd, 144A	4.350%	4/05/36	Baa1	703,230

1,700		Rumo Luxembourg Sarl, 144A	5.875%	1/18/25	BB	1,793,500

1,700		Transnet SOC Ltd, 144A	4.000%	7/26/22	BBB–	1,647,708
		Total Road & Rail				4,144,438

		Trading Companies & Distributors – 0.1%

2,430		Fortress Transportation and Infrastructure Investors LLC, 144A	6.500%	10/01/25	Ba3	2,187,510

		Transportation Infrastructure – 0.7%

1,400		Adani Ports & Special Economic Zone Ltd, 144A	4.000%	7/30/27	BBB–	1,344,854

1,643		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB–	1,797,942

2,810		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	Ba3	2,533,777

1,163		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	1,004,738

1,700		DP World PLC, 144A	5.625%	9/25/48	Baa3	1,853,000

10,691	MXN	Grupo Aeroportuario del Centro Norte SAB de CV	6.850%	6/07/21	N/R	470,134

1,800		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB	1,696,500
		Total Transportation Infrastructure				10,700,945

		Utility – 0.1%

1,310		Calpine Corp, 144A	5.250%	6/01/26	BB+	1,322,720

		Wireless Telecommunication Services – 0.2%

2,225		Hughes Satellite Systems Corp	6.625%	8/01/26	BB	2,309,283

1,250		T-Mobile USA Inc, 144A	4.375%	4/15/40	BBB–	1,445,900
		Total Wireless Telecommunication Services				3,755,183
		Total Corporate Bonds (cost $288,709,732)				283,260,078

Shares		Description (1)	Coupon		Ratings (6)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 16.9%

		Diversified Financial Services – 0.2%

102,325		National Rural Utilities Cooperative Finance Corp	5.500%		A3	$2,683,985

		Electric Utilities – 2.4%

137,545		Duke Energy Corp	5.750%		BBB	3,702,711

82,216		Entergy Arkansas LLC	4.875%		A	2,064,444

47,278		Entergy Texas Inc	5.375%		BBB-	1,236,320

145,615		Georgia Power Co	5.000%		BBB	3,737,937

306,745		Integrys Holding Inc, (2)	6.000%		BBB	7,745,311

Shares	Description (1)	Coupon	Ratings (6)	Value

	Electric Utilities (continued)

439	NextEra Energy Capital Holdings Inc	5.125%	BBB	$11,129

172,687	NextEra Energy Capital Holdings Inc	5.250%	BBB	4,372,435

30,615	NextEra Energy Capital Holdings Inc	5.650%	BBB	819,563

144,029	Southern Co	5.250%	BBB	3,630,971

247,889	Southern Co	5.250%	BBB	6,214,577

266,659	Southern Co	4.950%	BBB	6,693,141
	Total Electric Utilities			40,228,539

	Equity Real Estate Investment Trust – 9.2%

7,033	American Homes 4 Rent	6.250%	Ba1	179,412

110,598	American Homes 4 Rent	6.500%	BB	2,814,719

160,520	American Homes 4 Rent	5.875%	BB	3,996,948

200,155	American Homes 4 Rent	5.875%	BB	5,023,890

204,183	American Homes 4 Rent	6.350%	BB	5,088,240

125,173	Armada Hoffler Properties Inc	6.750%	N/R	2,977,866

23,312	Boston Properties Inc	5.250%	BBB	583,499

222,755	City Office REIT Inc	6.625%	N/R	5,272,611

10,604	Digital Realty Trust Inc	5.875%	Baa3	266,903

91,097	Digital Realty Trust Inc	6.625%	Baa3	2,351,214

97,453	Digital Realty Trust Inc	6.350%	Baa3	2,447,045

123,935	Digital Realty Trust Inc	5.850%	Baa3	3,253,294

207,506	Digital Realty Trust Inc	5.200%	Baa3	5,222,926

236,643	Digital Realty Trust Inc	5.250%	Baa3	5,991,801

7,626	Federal Realty Investment Trust	5.000%	Baa1	187,600

348,309	Investors Real Estate Trust	6.625%	N/R	8,982,889

40,993	Kimco Realty Corp	5.125%	Baa2	960,876

146,926	Kimco Realty Corp	5.250%	Baa2	3,458,638

7,212	Mid-America Apartment Communities Inc	8.500%	BBB-	445,702

299,666	Monmouth Real Estate Investment Corp	6.125%	N/R	7,326,834

66,350	National Retail Properties Inc	5.200%	Baa2	1,582,447

148,233	National Storage Affiliates Trust	6.000%	N/R	3,796,247

107,883	Pebblebrook Hotel Trust	6.500%	N/R	2,151,187

157,450	Pebblebrook Hotel Trust	6.375%	N/R	2,989,975

192,444	Pebblebrook Hotel Trust	6.300%	N/R	3,565,987

89	PS Business Parks Inc	5.200%	BBB	2,191

282	PS Business Parks Inc	5.250%	BBB	6,985

154,831	PS Business Parks Inc	5.200%	Baa2	3,830,519

373,610	PS Business Parks Inc	4.875%	Baa2	8,910,598

686	Public Storage	5.150%	A3	17,514

3,978	Public Storage	5.125%	A3	100,763

9,552	Public Storage	5.400%	A3	243,862

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Coupon	Ratings (6)	Value

	Equity Real Estate Investment Trust (continued)

13,384	Public Storage	4.750%	A3	$337,277

19,196	Public Storage	5.200%	A3	480,668

25,759	Public Storage	5.050%	A3	661,749

29,478	Public Storage	5.200%	A3	738,129

54,482	Public Storage	5.600%	A3	1,453,035

92,248	Public Storage	4.950%	A3	2,320,037

111,237	Public Storage	4.625%	A3	2,827,645

128,156	Public Storage	4.875%	A3	3,242,347

5,216	QTS Realty Trust Inc	7.125%	B-	140,415

233,854	Rexford Industrial Realty Inc	5.625%	BB+	5,916,530

78,118	Saul Centers Inc	6.125%	N/R	1,781,090

121,054	Saul Centers Inc	6.000%	N/R	2,710,399

93,649	SITE Centers Corp	6.375%	BB+	2,093,055

42,312	SL Green Realty Corp	6.500%	Ba1	1,055,684

36,901	STAG Industrial Inc	6.875%	BB+	956,105

38,024	Summit Hotel Properties Inc	6.450%	N/R	694,318

189,455	Summit Hotel Properties Inc	6.250%	N/R	3,393,139

41,493	Sunstone Hotel Investors Inc	6.950%	N/R	1,017,408

198,221	Sunstone Hotel Investors Inc	6.450%	N/R	4,826,681

88,614	UMH Properties Inc	8.000%	N/R	2,224,211

184,554	UMH Properties Inc	6.750%	N/R	4,364,702

130,737	Urstadt Biddle Properties Inc	6.250%	N/R	2,720,637

137,409	Urstadt Biddle Properties Inc	5.875%	N/R	2,741,310

310	Vornado Realty Trust	5.700%	Baa3	7,056

397,710	Vornado Realty Trust	5.250%	Baa3	8,678,032
	Total Equity Real Estate Investment Trust			151,412,841

	Gas Utilities – 0.5%

239,697	South Jersey Industries Inc	5.625%	BB+	5,913,325

87,209	Spire Inc	5.900%	BBB	2,264,818
	Total Gas Utilities			8,178,143

	Independent Power & Renewable Electricity Producers – 0.5%

134,138	Brookfield Renewable Partners LP	5.750%	BBB-	2,372,314

237,654	Brookfield Renewable Partners LP	5.250%	BBB-	5,962,739
	Total Independent Power & Renewable Electricity Producers			8,335,053

	Multi-Utilities – 2.9%

88,305	Algonquin Power & Utilities Corp	6.200%	BB+	2,310,059

277,243	Brookfield Infrastructure Partners LP	5.350%	BBB-	4,717,379

137,412	CMS Energy Corp	5.875%	Baa2	3,601,569

470	CMS Energy Corp	5.625%	Baa2	11,947

Shares		Description (1)	Coupon		Ratings (6)	Value

		Multi-Utilities (continued)

336,250		Dominion Energy Inc	5.250%		BBB-	$8,557,562

94,820		DTE Energy Co	5.250%		BBB-	2,376,189

209,428		DTE Energy Co	5.375%		BBB-	5,267,114

132,283		DTE Energy Co	6.000%		BBB-	3,414,224

107,335		DTE Energy Co	5.250%		BBB-	2,696,255

155,601		NiSource Inc	6.500%		BBB-	4,016,062

385,449		Sempra Energy	5.750%		BBB-	9,855,931
		Total Multi-Utilities				46,824,291

		Oil, Gas & Consumable Fuels – 0.1%

65,939		NuStar Energy LP	8.500%		B1	1,138,767

53,564		NuStar Energy LP	7.625%		B1	868,808
		Total Oil, Gas & Consumable Fuels				2,007,575

		Real Estate Management & Development – 1.1%

270,774		Brookfield Property Partners LP	6.500%		BB+	4,949,749

278,592		Brookfield Property Partners LP	5.750%		BB+	4,613,483

228,884		Brookfield Property Partners LP	6.375%		BB+	4,149,667

159,677		Landmark Infrastructure Partners LP	7.900%		N/R	3,712,490
		Total Real Estate Management & Development				17,425,389
		Total $25 Par (or similar) Retail Preferred (cost $285,447,383)				277,095,816

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.8%

		Diversified Financial Services – 0.4%

$2,275		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$2,411,287

5,062		Transcanada Trust	5.625%	5/20/75	BBB	4,948,105
		Total Diversified Financial Services				7,359,392

		Electric Utilities – 4.7%

4,440		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	4,528,797

2,445		ComEd Financing III	6.350%	3/15/33	BBB	2,851,201

8,450		Duke Energy Corp	4.875%	N/A (3)	BBB	8,440,705

3,100	GBP	Electricite de France SA, Reg S	5.875%	N/A (3)	BBB	3,975,654

13,185		Emera Inc	6.750%	6/15/76	BB+	14,259,709

6,985		Enel SpA, 144A	8.750%	9/24/73	BBB	7,936,427

6,184		NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.068% spread), (7)	2.364%	10/01/66	BBB	4,898,285

11,591		NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.125% spread), (7)	2.438%	6/15/67	BBB	9,007,269

5,605		NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	5,798,401

5,560		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	6,056,231

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Electric Utilities (continued)

$1,728		PPL Capital Funding Inc, (3-Month LIBOR reference rate + 2.665% spread), (7)	2.973%	3/30/67	BBB	$1,296,000

6,580		Southern Co	5.500%	3/15/57	BBB	6,671,955

2,205		SSE PLC, Reg S	4.750%	9/16/77	BBB–	2,227,685
		Total Electric Utilities				77,948,319

		Independent Power & Renewable Electricity Producers – 0.5%

4,255		AES Gener SA, 144A	7.125%	3/26/79	BB	4,391,353

3,215		AES Gener SA, 144A	6.350%	10/07/79	BB	3,231,075
		Total Independent Power & Renewable Electricity Producers				7,622,428

		Marine – 0.2%

2,750		Royal Capital BV, Reg S	4.875%	N/A (3)	N/R	2,681,250

		Multi-Utilities – 2.7%

8,810		CenterPoint Energy Inc	6.125%	N/A (3)	BBB–	8,537,947

4,860		CMS Energy Corp	4.750%	6/01/50	Baa2	4,955,247

3,315		Dominion Energy Inc	5.750%	10/01/54	BBB–	3,373,079

4,215		Dominion Energy Inc	4.650%	N/A (3)	BBB–	4,127,771

2,165		NiSource Inc	5.650%	N/A (3)	BBB–	2,067,575

6,296		RWE AG, Reg S	6.625%	7/30/75	BB+	6,956,194

9,130		Sempra Energy	4.875%	N/A (3)	BBB–	9,130,000

6,390		WEC Energy Group Inc, (3-Month LIBOR reference rate + 2.113% spread), (7)	2.505%	5/15/67	BBB	5,048,100
		Total Multi-Utilities				44,195,913

		Oil, Gas & Consumable Fuels – 4.5%

13,067		Enbridge Inc	6.000%	1/15/77	BBB–	12,870,995

15,124		Enbridge Inc	5.500%	7/15/77	BBB–	14,443,420

4,852		Enbridge Inc	6.250%	3/01/78	BBB–	4,779,220

7,471		Energy Transfer Operating LP, (3-Month LIBOR reference rate + 3.018% spread), (7)	3.704%	11/01/66	Ba1	4,109,050

4,841		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	4,210,460

8,176		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	7,644,560

4,365	CAD	Inter Pipeline Ltd	6.625%	11/19/79	BB	2,944,253

9,090		Plains All American Pipeline LP	6.125%	N/A (3)	BB	6,487,987

4,425		TransCanada PipeLines Ltd, (3-Month LIBOR reference rate + 2.210% spread), (7)	2.602%	5/15/67	Baa2	2,991,349

8,760		Transcanada Trust	5.875%	8/15/76	BBB	9,261,554

3,890		Transcanada Trust	5.500%	9/15/79	BBB	3,880,275
		Total Oil, Gas & Consumable Fuels				73,623,123

		Real Estate Management & Development – 0.6%

7,250		AT Securities BV, Reg S	5.250%	N/A (3)	BBB–	7,219,840

4,500	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	N/A (3)	N/R	3,040,733
		Total Real Estate Management & Development				10,260,573

Principal Amount (000) (5)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	Road & Rail – 0.2%

$3,330	BNSF Funding Trust I			6.613%	12/15/55	A–	$3,649,863
	Total $1,000 Par (or similar) Institutional Preferred (cost $237,215,301)						277,340,861

Shares	Description (1)			Coupon		Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 7.1%

	Commercial Services & Supplies – 0.2%

79,555	GFL Environmental Inc			6.000%		N/R	$3,876,715

	Electric Utilities – 3.3%

212,169	American Electric Power Co Inc			6.125%		BBB	10,271,101

253,778	NextEra Energy Inc			4.872%		A–	12,318,384

335,382	NextEra Energy Inc			5.279%		BBB	14,236,966

61,357	PG&E Corp			5.500%		N/R	5,890,272

245,382	Southern Co			6.750%		BBB	10,811,531
	Total Electric Utilities						53,528,254

	Equity Real Estate Investment Trust – 1.6%

7,473	Crown Castle International Corp, (2)			6.875%		N/R	11,121,837

30,507	Equity Commonwealth			6.500%		N/R	838,943

31,018	Lexington Realty Trust			6.500%		N/R	1,673,421

70,177	QTS Realty Trust Inc			6.500%		B–	9,971,450

55,065	RPT Realty			7.250%		N/R	1,880,910
	Total Equity Real Estate Investment Trust						25,486,561

	Gas Utilities – 0.0%

8,024	South Jersey Industries Inc			7.250%		N/R	332,193

	Multi-Utilities – 2.0%

155,655	CenterPoint Energy Inc			7.000%		N/R	5,535,092

90,027	Dominion Energy Inc			7.250%		BBB–	9,123,336

284,758	DTE Energy Co			6.250%		BBB–	12,050,959

54,820	Sempra Energy			6.000%		N/R	5,357,559

13,902	Sempra Energy			6.750%		N/R	1,366,010
	Total Multi-Utilities						33,432,956
	Total Convertible Preferred Securities (cost $118,685,145)						116,656,679

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.3% (8)

	Health Care Providers & Services – 0.2%

$3,241	Lifepoint Health, Inc., New Term Loan B	3.924%	1-Month LIBOR	3.750%	11/16/25	B1	$3,047,854

	Hotels, Restaurants & Leisure – 0.2%

2,932	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	2,675,074

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (6)	Value

	Oil, Gas & Consumable Fuels – 0.3%

$1,596	Buckeye Partners, Term Loan, First Lien	2.923%	1-Month LIBOR	2.750%	11/01/26	BBB–	$1,534,155

3,875	Delek US Holdings, Inc., Initial Loan	2.428%	1-Month LIBOR	2.250%	3/30/25	BB+	3,619,213
5,471	Total Oil, Gas & Consumable Fuels						5,153,368

	Real Estate Management & Development – 0.2%

3,920	GGP, Term Loan B	2.678%	1-Month LIBOR	2.500%	8/24/25	BB+	3,323,954

	Road & Rail – 0.4%

6,683	Genesee & Wyoming Inc., Term Loan, First Lien	2.308%	3-Month LIBOR	2.000%	12/30/26	BB+	6,452,945

994	Kenan Advantage Group Inc, Term Loan	4.000%	1-Month LIBOR	3.000%	8/01/22	B–	908,357

237	Kenan Advantage Group Inc, Term Loan B	4.000%	1-Month LIBOR	3.000%	7/29/22	B–	216,008
7,914	Total Road & Rail						7,577,310
$23,478	Total Variable Rate Senior Loan Interests (cost $23,101,143)						21,777,560

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	CONVERTIBLE BONDS – 0.6%

	Oil, Gas & Consumable Fuels – 0.4%

$9,940	Cheniere Energy Inc			4.250%	3/15/45	N/R	$6,285,420

	Real Estate Management & Development – 0.2%

3,065	Tricon Capital Group Inc, 144A			5.750%	3/31/22	N/R	3,011,363
$13,005	Total Convertible Bonds (cost $10,087,089)						9,296,783

Shares	Description (1), (10)						Value

	INVESTMENT COMPANIES – 0.4%

4,844,953	Keppel Infrastructure Trust, (2)						$1,885,179

1,469,702	Sequoia Economic Infrastructure Income Fund Ltd						1,893,953

2,680,347	Starwood European Real Estate Finance Ltd						2,869,534
	Total Investment Companies (cost $7,274,700)						6,648,666

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED SECURITIES – 0.2%

$545	20 TSQ GROUNDCO LLC, 144A			3.203%	5/15/35	Aa3	$532,427

335	COMM 2013-CCRE10 Mortgage Trust, 144A			4.948%	8/10/46	A2	329,108

550	Credit Suisse Mortgage Capital Certificates 2019-ICE4, 144A, (1-Month LIBOR reference rate + 2.150% spread), (7)			2.335%	5/15/36	Ba3	525,220

800	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (7)			2.935%	7/15/36	N/R	757,261

1,300	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (7)			4.435%	7/15/36	N/R	1,171,544
$3,530	Total Asset-Backed Securities (cost $3,461,790)						3,315,560

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCK RIGHTS – 0.0%

	Diversified – 0.0%

156,889	Warehouse Reit PLC, (2)			$194
	Total Real Estate Investment Trust Common Stock Rights (cost $—)			194
	Total Long-Term Investments (cost $1,592,636,651)			1,592,929,561

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4%

	REPURCHASE AGREEMENTS – 2.4%

$38,919	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $38,918,933, collateralized by $35,177,600 U.S. Treasury Notes, 2.500%, due 2/28/26, value $39,697,325	0.000%	7/01/20	$38,918,933
	Total Short-Term Investments (cost $38,918,933)			38,918,933
	Total Investments (cost $1,631,555,584) – 99.4%			1,631,848,494
	Other Assets Less Liabilities – 0.6% (11)			10,052,577
	Net Assets – 100%			$1,641,901,071

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Ultra Note	Short	(72)	9/20	$(11,144,068)	$(11,338,875)	$(194,807)	$18,000
U.S. Treasury 10-Year Note	Short	(250)	9/20	(34,664,509)	(34,792,969)	(128,460)	39,063
Total				$(45,808,577)	$(46,131,844)	$(323,267)	$57,063
Total receivable for variation margin on futures contracts							$57,063
Total payable for variation margin on futures contracts							$—

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

See accompanying notes to financial statements.

Nuveen Real Estate Securities Fund

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 98.1%

	Diversified – 2.8%

163,815	Armada Hoffler Properties Inc	$1,629,959

111,940	PS Business Parks Inc	14,820,856

159,217	STORE Capital Corp	3,790,957

296,466	VEREIT Inc	1,906,276

563,122	Washington Real Estate Investment Trust	12,501,309

405,426	WP Carey Inc	27,427,069
	Total Diversified	62,076,426

	Health Care – 8.6%

318,894	CareTrust REIT Inc	5,472,221

949,435	Healthcare Realty Trust Inc	27,808,951

709,210	Healthcare Trust of America Inc	18,808,249

834,186	Healthpeak Properties Inc	22,990,166

83,260	LTC Properties Inc	3,136,404

2,144,657	Medical Properties Trust Inc	40,319,552

832,549	Omega Healthcare Investors Inc	24,751,682

275,799	Sabra Health Care REIT Inc	3,979,780

267,778	Ventas Inc	9,806,030

671,974	Welltower Inc	34,774,655
	Total Health Care	191,847,690

	Hotels – 2.4%

771,266	DiamondRock Hospitality Co	4,265,101

1,773,005	Host Hotels & Resorts Inc	19,130,724

310,796	MGM Growth Properties LLC	8,456,759

298,377	Pebblebrook Hotel Trust	4,075,830

2,308,186	Sunstone Hotel Investors Inc	18,811,716
	Total Hotels	54,740,130

	Industrial – 18.4%

329,202	Americold Realty Trust	11,950,033

2,119,291	Duke Realty Corp	75,001,708

81,830	EastGroup Properties Inc	9,705,856

467,664	First Industrial Realty Trust Inc	17,977,004

1,258,005	Lexington Realty Trust	13,271,953

2,165,383	Prologis Inc	202,095,195

386,224	Rexford Industrial Realty Inc	16,001,260

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Value

	Industrial (continued)

713,318	STAG Industrial Inc	$20,914,484

768,440	Terreno Realty Corp	40,450,682

164,786	WPT Industrial Real Estate Investment Trust	2,097,726
	Total Industrial	409,465,901

	Office – 10.3%

425,744	Alexandria Real Estate Equities Inc	69,076,964

542,904	Boston Properties Inc	49,067,664

828,539	Corporate Office Properties Trust	20,995,178

318,808	Cousins Properties Inc	9,510,043

243,982	Douglas Emmett Inc	7,480,488

272,233	Easterly Government Properties Inc	6,294,027

80,564	Equity Commonwealth	2,594,161

380,770	Highwoods Properties Inc	14,214,144

199,759	Hudson Pacific Properties Inc	5,025,936

211,993	JBG SMITH Properties	6,268,633

355,544	Kilroy Realty Corp	20,870,433

1,067,594	Piedmont Office Realty Trust Inc	17,732,736
	Total Office	229,130,407

	Residential – 22.1%

284,399	American Campus Communities Inc	9,942,589

2,237,868	American Homes 4 Rent	60,198,649

335,772	Apartment Investment and Management Co	12,638,458

241,453	AvalonBay Communities Inc	37,338,292

416,205	Camden Property Trust	37,966,220

849,520	Equity LifeStyle Properties Inc	53,078,009

746,495	Equity Residential	43,908,836

94,253	Essex Property Trust Inc	21,599,960

16,519	Investors Real Estate Trust	1,164,424

2,568,007	Invitation Homes Inc	70,697,233

538,028	Mid-America Apartment Communities Inc	61,695,671

318,296	Sun Communities Inc	43,186,401

1,081,420	UDR Inc	40,423,480
	Total Residential	493,838,222

	Retail – 8.5%

142,825	Acadia Realty Trust	1,853,868

344,814	Agree Realty Corp	22,657,728

1,108,130	Brixmor Property Group Inc	14,206,227

297,422	Kimco Realty Corp	3,818,898

159,298	Kite Realty Group Trust	1,838,299

Shares	Description (1)	Value

	Retail (continued)

425,863	National Retail Properties Inc	$15,109,619

861,894	Realty Income Corp	51,282,693

572,537	Regency Centers Corp	26,273,723

95,435	RPT Realty	664,228

249,337	Simon Property Group Inc	17,049,664

963,700	SITE Centers Corp	7,805,970

125,380	Spirit Realty Capital Inc	4,370,747

91,710	Taubman Centers Inc	3,462,970

258,361	Urban Edge Properties	3,066,745

477,371	Urstadt Biddle Properties Inc	5,671,167

519,287	Weingarten Realty Investors	9,830,103
	Total Retail	188,962,649

	Specialized – 25.0%

143,438	American Tower Corp	37,084,461

105,487	CoreSite Realty Corp	12,770,256

160,744	Crown Castle International Corp	26,900,508

735,891	CubeSmart	19,861,698

164,791	CyrusOne Inc	11,988,545

466,079	Digital Realty Trust Inc	66,234,487

274,288	Equinix Inc	192,632,463

224,992	Extra Space Storage Inc	20,782,511

447,683	Four Corners Property Trust Inc	10,923,465

129,175	Life Storage Inc	12,265,166

427,974	Public Storage	82,123,931

155,077	QTS Realty Trust Inc	9,938,885

124,449	Rayonier Inc	3,085,091

28,404	Safehold Inc	1,632,946

105,775	SBA Communications Corp	31,512,488

855,611	VICI Properties Inc	17,274,786
	Total Specialized	557,011,687
	Total Real Estate Investment Trust Common Stocks (cost $1,756,515,987)	2,187,073,112

Shares	Description (1)	Value

	COMMON STOCKS – 0.2%

	Real Estate Management & Development – 0.2%

317,165	Kennedy-Wilson Holdings Inc	$4,827,251
	Total Common Stocks (cost $6,912,786)	4,827,251
	Total Long-Term Investments (cost $1,763,428,773)	2,191,900,363

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    June 30, 2020

(Unaudited)

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.0%

	MONEY MARKET FUNDS – 1.0%

20,849,752	First American Treasury Obligations Fund, Class Z	0.060% (2)	$20,849,752
	Total Short-Term Investments (cost $20,849,752)		20,849,752
	Total Investments (cost $1,784,278,525) – 99.3%		2,212,750,115
	Other Assets Less Liabilities – 0.7%		16,465,158
	Net Assets – 100%		$2,229,215,273

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $457,403,817, $34,835,176, $1,592,636,651 and $1,763,428,773, respectively)	$521,273,166	$37,685,791	$1,592,929,561	$2,191,900,363
Short-term investments, at value (cost approximates value)	4,486,182	633,966	38,918,933	20,849,752
Cash	9,710	—	84,624	—
Cash collateral at brokers for investments in futures contracts(1)	—	—	690,007	—
Cash denominated in foreign currencies (cost $—, $—, $103,731 and $—, respectively)	—	—	104,397	—
Receivable for:
Dividends	1,274,924	134,635	5,636,088	7,645,257
From Adviser	—	11,372	—	—
Interest	—	—	8,113,336	1,154
Investments sold	15,070,585	582,299	22,741,153	40,328,941
Reclaims	288,625	12,717	535,402	46,542
Shares sold	972,914	558	7,762,558	3,954,664
Variation margin on futures contracts	—	—	57,063	—
Other assets	83,779	32,398	119,852	337,172
Total assets	543,459,885	39,093,736	1,677,692,974	2,265,063,845
Liabilities
Cash overdraft denominated in foreign currencies (cost $1,617, $1,497, $— and $—, respectively)	1,628	1,479	—	—
Payable for:
Dividends	—	127,918	6,518,828	2,067,056
Interest	—	—	—	3,186
Investments purchased - regular settlement	6,265,984	484,918	21,374,467	26,004,760
Investments purchased - when-issued/delayed-delivery settlement	—	51,043	1,749,422	—
Shares redeemed	2,544,087	120	3,792,123	4,132,416
Accrued expenses:
Custodian fees	123,054	115,094	209,643	63,321
Directors/Trustees fees	35,333	118	70,560	285,312
Management fees	333,047	—	982,044	1,605,396
Professional fees	23,928	65,578	36,604	65,485
12b-1 distribution and service fees	24,938	33	174,537	64,336
Other	239,281	12,217	883,675	1,557,304
Total liabilities	9,591,280	858,518	35,791,903	35,848,572
Net assets	$533,868,605	$38,235,218	$1,641,901,071	$2,229,215,273
Class A Shares
Net assets	$42,730,219	$30,107	$167,887,207	$183,176,943
Shares outstanding	4,312,575	1,583	8,223,263	10,762,660
Net asset value (“NAV”) per share	$9.91	$19.02	$20.42	$17.02
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.51	$20.18	$21.67	$18.06
Class C Shares
Net assets	$18,957,842	$32,741	$166,038,848	$23,670,964
Shares outstanding	1,937,139	1,721	8,127,128	1,437,922
NAV and offering price per share	$9.79	$19.02	$20.43	$16.46
Class R3 Shares
Net assets	$296,944	$—	$—	$13,570,233
Shares outstanding	29,491	—	—	782,801
NAV and offering price per share	$10.07	$—	$—	$17.34
Class R6 Shares
Net assets	$72,398,158	$38,029,627	$85,440,425	$409,569,665
Shares outstanding	7,307,345	1,998,276	4,163,470	23,336,414
NAV and offering price per share	$9.91	$19.03	$20.52	$17.55
Class I Shares
Net assets	$399,485,442	$142,743	$1,222,534,591	$1,599,227,468
Shares outstanding	40,429,256	7,506	59,886,478	92,283,628
NAV and offering price per share	$9.88	$19.02	$20.41	$17.33
Fund level net assets consist of:
Capital paid-in	$506,111,314	$37,868,211	$1,982,271,919	$1,962,522,451
Total distributable earnings	27,757,291	367,007	(340,370,848)	266,692,822
Fund level net assets	$533,868,605	$38,235,218	$1,641,901,071	$2,229,215,273
Authorized shares – per class	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2020

(Unaudited)

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities

Investment Income

Dividends	$7,808,936	$439,071	$35,228,383	$31,580,274

Interest	17,774	614	17,428,289	126,786

Foreign tax withheld on dividend income	(439,152)	(21,482)	(1,824,356)	(2,522)

Foreign tax witheld from interest income	—	—	(4,089)	—

Securities lending income	—	—	—	836

Total investment income	7,387,558	418,203	50,828,227	31,705,374

Expenses

Management fees	2,509,452	136,776	6,958,778	10,502,108

12b-1 service fees – Class A Shares	59,043	39	234,218	257,073

12b-1 distribution and service fees – Class C Shares	103,272	164	923,402	147,215

12b-1 distribution and service fees – Class R3 Shares	790	—	—	41,933

Shareholder servicing agent fees	271,371	614	1,046,545	1,930,653

Custodian fees	168,422	133,317	272,847	150,979

Directors/Trustees fees	6,657	283	23,753	27,369

Professional fees	37,887	48,256	57,921	70,717

Shareholder reporting expenses	31,321	7,504	372,804	92,719

Federal and state registration fees	48,209	37,803	71,711	56,160

Other	7,748	4,319	19,197	39,426

Total expenses before fee waiver/expense reimbursement	3,244,172	369,075	9,981,176	13,316,352

Fee waiver/expense reimbursement	(426,398)	(225,403)	(72,339)	—

Net expenses	2,817,774	143,672	9,908,837	13,316,352

Net investment income (loss)	4,569,784	274,531	40,919,390	18,389,022

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	(28,969,375)	(2,344,382)	(290,350,428)	(154,812,000)

Futures contracts	—	—	(1,444,298)	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(60,619,703)	(45,461)	(135,936,507)	(295,641,577)

Futures contracts	—	—	(323,267)	—

Net realized and unrealized gain (loss)	(89,589,078)	(2,389,843)	(428,054,500)	(450,453,577)

Net increase (decrease) in net assets from operations	$(85,019,294)	$(2,115,312)	$(387,135,110)	$(432,064,555)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Global Infrastructure		Global Real Estate Securities
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19

Operations

Net investment income (loss)	$4,569,784	$11,381,966	$274,531	$538,673

Net realized gain (loss) from:

Investments and foreign currency	(28,969,375)	40,026,850	(2,344,382)	2,520,749

Futures contracts	—	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(60,619,703)	79,549,316	(45,461)	3,552,336

Futures contracts	—	—	—	—

Net increase (decrease) in net assets from operations	(85,019,294)	130,958,132	(2,115,312)	6,611,758

Distributions to Shareholders

Dividends:

Class A Shares	—	(3,877,179)	(240)	(3,173)

Class C Shares	—	(1,500,681)	(133)	(2,785)

Class R3 Shares	—	(22,743)	—	—

Class R6 Shares	—	(4,360,413)	(305,379)	(2,643,546)

Class I Shares	—	(33,676,572)	(1,401)	(14,624)

Return of Capital:

Class A Shares	—	—	—	—

Class C Shares	—	—	—	—

Class R3 Shares	—	—	—	—

Class R6 Shares	—	—	—	—

Class I Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	—	(43,437,588)	(307,153)	(2,664,128)

Fund Share Transactions

Proceeds from sale of shares	88,908,145	248,764,694	12,715,082	164,015

Proceeds from shares issued to shareholders due to reinvestment of distributions	—	29,867,584	79,331	13,021

	88,908,145	278,632,278	12,794,413	177,036

Cost of shares redeemed	(89,763,261)	(184,363,049)	(104,262)	(962)

Net increase (decrease) in net assets from Fund share transactions	(855,116)	94,269,229	12,690,151	176,074

Net increase (decrease) in net assets	(85,874,410)	181,789,773	10,267,686	4,123,704

Net assets at the beginning of period	619,743,015	437,953,242	27,967,532	23,843,828

Net assets at the end of period	$533,868,605	$619,743,015	$38,235,218	$27,967,532

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Real Asset Income		Real Estate Securities
	Six Months Ended 6/30/20	Year Ended 12/31/19	Six Months Ended 6/30/20	Year Ended 12/31/19

Operations

Net investment income (loss)	$40,919,390	$84,406,133	$18,389,022	$58,063,374

Net realized gain (loss) from:

Investments and foreign currency	(290,350,428)	58,948,028	(154,812,000)	348,063,149

Futures contracts	(1,444,298)	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(135,936,507)	245,455,301	(295,641,577)	327,922,170

Futures contracts	(323,267)	—	—	—

Net increase (decrease) in net assets from operations	(387,135,110)	388,809,462	(432,064,555)	734,048,693

Distributions to Shareholders

Dividends:

Class A Shares	(4,615,517)	(11,627,309)	(1,901,926)	(26,598,316)

Class C Shares	(3,815,851)	(10,327,392)	(157,978)	(3,934,152)

Class R3 Shares	—	—	(129,147)	(2,189,834)

Class R6 Shares	(2,076,969)	(3,824,352)	(4,988,076)	(50,325,533)

Class I Shares	(38,616,106)	(92,558,832)	(18,613,226)	(239,701,123)

Return of Capital:

Class A Shares	—	(319,381)	—	—

Class C Shares	—	(326,727)	—	—

Class R3 Shares	—	—	—	—

Class R6 Shares	—	(96,249)	—	—

Class I Shares	—	(2,433,660)	—	—

Decrease in net assets from distributions to shareholders	(49,124,443)	(121,513,902)	(25,790,353)	(322,748,958)

Fund Share Transactions

Proceeds from sale of shares	380,987,678	695,040,316	331,170,949	753,698,574

Proceeds from shares issued to shareholders due to reinvestment of distributions	38,744,319	110,345,096	20,858,172	262,074,094

	419,731,997	805,385,412	352,029,121	1,015,772,668

Cost of shares redeemed	(586,819,319)	(532,060,862)	(600,695,423)	(1,469,696,254)

Net increase (decrease) in net assets from Fund share transactions	(167,087,322)	273,324,550	(248,666,302)	(453,923,586)

Net increase (decrease) in net assets	(603,346,875)	540,620,110	(706,521,210)	(42,623,851)

Net assets at the beginning of period	2,245,247,946	1,704,627,836	2,935,736,483	2,978,360,334

Net assets at the end of period	$1,641,901,071	$2,245,247,946	$2,229,215,273	$2,935,736,483

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/07)

2020(f)	$11.45	$0.07	$(1.61)	$(1.54)	$—	$—	$—	$—	$9.91

2019	9.48	0.22	2.56	2.78	(0.20)	(0.61)	—	(0.81)	11.45

2018	10.93	0.20	(1.05)	(0.85)	(0.22)	(0.36)	(0.02)	(0.60)	9.48

2017	9.69	0.22	1.66	1.88	(0.23)	(0.41)	—	(0.64)	10.93

2016	9.75	0.25	0.49	0.74	(0.30)	(0.50)	—	(0.80)	9.69

2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	—	(0.30)	9.75

Class C (11/08)

2020(f)	11.35	0.03	(1.59)	(1.56)	—	—	—	—	9.79

2019	9.41	0.14	2.52	2.66	(0.11)	(0.61)	—	(0.72)	11.35

2018	10.85	0.12	(1.04)	(0.92)	(0.14)	(0.36)	(0.02)	(0.52)	9.41

2017	9.62	0.14	1.65	1.79	(0.15)	(0.41)	—	(0.56)	10.85

2016	9.69	0.16	0.49	0.65	(0.22)	(0.50)	—	(0.72)	9.62

2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	—	(0.22)	9.69

Class R3 (11/08)

2020(f)	11.64	0.06	(1.63)	(1.57)	—	—	—	—	10.07

2019	9.64	0.19	2.59	2.78	(0.17)	(0.61)	—	(0.78)	11.64

2018	11.11	0.18	(1.07)	(0.89)	(0.20)	(0.36)	(0.02)	(0.58)	9.64

2017	9.85	0.20	1.68	1.88	(0.21)	(0.41)	—	(0.62)	11.11

2016	9.90	0.22	0.51	0.73	(0.28)	(0.50)	—	(0.78)	9.85

2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	—	(0.27)	9.90

Class R6 (6/16)

2020(f)	11.42	0.09	(1.60)	(1.51)	—	—	—	—	9.91

2019	9.47	0.26	2.54	2.80	(0.24)	(0.61)	—	(0.85)	11.42

2018	10.91	0.22	(1.03)	(0.81)	(0.25)	(0.36)	(0.02)	(0.63)	9.47

2017	9.65	0.27	1.66	1.93	(0.26)	(0.41)	—	(0.67)	10.91

2016(e)	11.06	0.11	(0.67)	(0.56)	(0.35)	(0.50)	—	(0.85)	9.65

Class I (12/07)

2020(f)	11.40	0.08	(1.60)	(1.52)	—	—	—	—	9.88

2019	9.44	0.25	2.54	2.79	(0.22)	(0.61)	—	(0.83)	11.40

2018	10.89	0.22	(1.04)	(0.82)	(0.25)	(0.36)	(0.02)	(0.63)	9.44

2017	9.66	0.26	1.64	1.90	(0.26)	(0.41)	—	(0.67)	10.89

2016	9.73	0.27	0.50	0.77	(0.34)	(0.50)	—	(0.84)	9.66

2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	—	(0.32)	9.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(13.37)%	$42,730	1.37	%*	1.25	%*	1.22	%*	1.41	%*	95%

29.27	57,379	1.36		1.85		1.22		1.99		144

(7.88)	55,856	1.35		1.74		1.22		1.87		174

19.38	87,876	1.42		1.85		1.22		2.05		161

7.61	70,173	1.45		2.20		1.22		2.42		149

(6.89)	287,424	1.45		1.59		1.22		1.82		133

(13.74)	18,958	2.12	*	0.51	*	1.97	*	0.67	*	95

28.37	24,640	2.11		1.11		1.97		1.26		144

(8.60)	24,556	2.11		1.00		1.97		1.13		174

18.55	29,227	2.17		1.11		1.97		1.31		161

6.71	22,868	2.21		1.30		1.97		1.53		149

(7.50)	22,307	2.20		0.83		1.97		1.05		133

(13.56)	297	1.62	*	1.03	*	1.46	*	1.18	*	95

29.06	358	1.61		1.54		1.47		1.69		144

(8.14)	239	1.60		1.54		1.47		1.68		174

19.03	337	1.67		1.63		1.47		1.83		161

7.37	730	1.71		1.81		1.47		2.04		149

(7.10)	607	1.70		1.39		1.47		1.62		133

(13.22)	72,398	1.01	*	1.68	*	0.86	*	1.84	*	95

29.70	60,187	1.03		2.11		0.89		2.26		144

(7.56)	11,520	1.02		1.93		0.89		2.06		174

19.95	19,575	1.02		2.24		0.80		2.46		161

(5.08)	7,627	1.09	*	1.78	*	0.86	*	2.02	*	149

(13.33)	399,485	1.12	*	1.53	*	0.96	*	1.68	*	95

29.69	477,180	1.11		2.10		0.97		2.24		144

(7.67)	345,782	1.10		1.98		0.97		2.11		174

19.61	472,564	1.17		2.14		0.97		2.34		161

7.91	314,001	1.20		2.30		0.97		2.54		149

(6.67)	320,406	1.20		1.83		0.97		2.05		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	For the six months ended June 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Global Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (03/18)

2020(f)	$22.22	$0.13	$(3.18)	$(3.05)	$(0.15)	$—	$(0.15)	$19.02

2019	19.07	0.36	4.84	5.20	(1.33)	(0.72)	(2.05)	22.22

2018(e)	20.00	0.32	(0.54)	(0.22)	(0.53)	(0.18)	(0.71)	19.07

Class C (03/18)

2020(f)	22.21	0.06	(3.17)	(3.11)	(0.08)	—	(0.08)	19.02

2019	19.06	0.19	4.84	5.03	(1.16)	(0.72)	(1.88)	22.21

2018(e)	20.00	0.20	(0.55)	(0.35)	(0.41)	(0.18)	(0.59)	19.06

Class R6 (03/18)

2020(f)	22.23	0.18	(3.20)	(3.02)	(0.18)	—	(0.18)	19.03

2019	19.07	0.43	4.85	5.28	(1.40)	(0.72)	(2.12)	22.23

2018(e)	20.00	0.37	(0.55)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

Class I (03/18)

2020(f)	22.22	0.15	(3.17)	(3.02)	(0.18)	—	(0.18)	19.02

2019	19.07	0.47	4.79	5.26	(1.39)	(0.72)	(2.11)	22.22

2018(e)	20.00	0.36	(0.54)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(13.68)%	$30	2.80	%*	(0.17	)%*	1.30	%*	1.33	%*	98%

27.55	35	3.21		(0.31)		1.30		1.60		198

(1.21)	24	2.65	*	0.67	*	1.30	*	2.02	*	161

(14.00)	33	3.54	*	(0.85	)*	2.05	*	0.65	*	98

26.56	33	3.96		(1.05)		2.05		0.86		198

(1.77)	24	3.41	*	(0.09	)*	2.05	*	1.27	*	161

(13.53)	38,030	2.45	*	0.33	*	0.95	*	1.83	*	98

27.91	27,709	2.88		0.01		0.97		1.93		198

(0.97)	23,770	2.38	*	0.94	*	1.02	*	2.30	*	161

(13.53)	143	2.54	*	0.03	*	1.05	*	1.53	*	98

27.80	190	2.96		0.15		1.05		2.06		198

(1.03)	26	2.42	*	0.86	*	1.05	*	2.24	*	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

(e)	For the period March 20, 2018 (commencement of operations) though December 31, 2018.
(f)	For the six months ended June 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (9/11)

2020(f)	$24.76	$0.44	$(4.25)	$(3.81)	$(0.53)	$—	$—	$(0.53)	$20.42

2019	21.46	0.99	3.73	4.72	(1.38)	—	(0.04)	(1.42)	24.76

2018	24.14	1.12	(2.61)	(1.49)	(1.07)	—	(0.12)	(1.19)	21.46

2017	22.76	1.11	1.59	2.70	(1.32)	—	—	(1.32)	24.14

2016	21.87	1.08	1.00	2.08	(1.12)	—	(0.07)	(1.19)	22.76

2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87

Class C (9/11)

2020(f)	24.77	0.36	(4.26)	(3.90)	(0.44)	—	—	(0.44)	20.43

2019	21.47	0.81	3.74	4.55	(1.21)	—	(0.04)	(1.25)	24.77

2018	24.15	0.95	(2.62)	(1.67)	(0.89)	—	(0.12)	(1.01)	21.47

2017	22.77	0.94	1.59	2.53	(1.15)	—	—	(1.15)	24.15

2016	21.89	0.91	0.99	1.90	(0.95)	—	(0.07)	(1.02)	22.77

2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89

Class R6 (6/16)

2020(f)	24.89	0.49	(4.29)	(3.80)	(0.57)	—	—	(0.57)	20.52

2019	21.56	1.10	3.73	4.83	(1.46)	—	(0.04)	(1.50)	24.89

2018	24.24	1.20	(2.63)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.56

2017	22.83	1.22	1.58	2.80	(1.39)	—	—	(1.39)	24.24

2016(e)	23.49	0.48	(0.57)	(0.09)	(0.50)	—	(0.07)	(0.57)	22.83

Class I (9/11)

2020(f)	24.76	0.46	(4.26)	(3.80)	(0.55)	—	—	(0.55)	20.41

2019	21.46	1.05	3.73	4.78	(1.44)	—	(0.04)	(1.48)	24.76

2018	24.14	1.18	(2.61)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.46

2017	22.76	1.18	1.58	2.76	(1.38)	—	—	(1.38)	24.14

2016	21.88	1.14	0.98	2.12	(1.17)	—	(0.07)	(1.24)	22.76

2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(15.43)%	$167,887	1.16	%*	4.11	%*	1.16	%*	4.11	%*	61%

22.39	220,665	1.14		4.16		1.14		4.16		85

(6.38)	178,651	1.14		4.85		1.14		4.85		94

12.07	225,282	1.15		4.64		1.15		4.64		84

9.60	234,495	1.18		4.72		1.16		4.74		89

(3.19)	161,064	1.18		4.68		1.16		4.69		82

(15.77)	166,039	1.91	*	3.36	*	1.91	*	3.37	*	61

21.50	217,976	1.89		3.41		1.89		3.41		85

(7.09)	186,043	1.89		4.10		1.89		4.11		94

11.25	241,844	1.90		3.94		1.90		3.94		84

8.74	182,744	1.93		3.97		1.91		3.99		89

(3.88)	129,301	1.92		3.99		1.91		4.01		82

(15.31)	85,440	0.81	*	4.61	*	0.80	*	4.62	*	61

22.82	80,903	0.80		4.59		0.80		4.59		85

(6.08)	27,654	0.81		5.18		0.81		5.19		94

12.47	29,332	0.81		5.10		0.81		5.10		84

(0.43)	7,237	0.84	*	4.08	*	0.82	*	4.11	*	89

(15.36)	1,222,535	0.91	*	4.31	*	0.91	*	4.32	*	61

22.69	1,725,703	0.89		4.42		0.89		4.42		85

(6.13)	1,312,280	0.89		5.10		0.89		5.11		94

12.35	1,607,267	0.90		4.96		0.90		4.96		84

9.82	846,584	0.93		4.98		0.91		5.00		89

(2.90)	555,149	0.93		4.97		0.91		4.98		82

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
(f)	For the six months ended June 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (9/95)

2020(d)	$20.22	$0.11	$(3.14)	$(3.03)	$(0.17)	$—	$(0.17)	$17.02

2019	18.03	0.33	4.16	4.49	(0.33)	(1.97)	(2.30)	20.22

2018	20.23	0.31	(1.43)	(1.12)	(0.34)	(0.74)	(1.08)	18.03

2017	21.75	0.32	0.85	1.17	(0.37)	(2.32)	(2.69)	20.23

2016	22.66	0.31	1.14	1.45	(0.31)	(2.05)	(2.36)	21.75

2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	(1.83)	22.66

Class C (2/00)

2020(d)	19.55	0.04	(3.03)	(2.99)	(0.10)	—	(0.10)	16.46

2019	17.49	0.16	4.03	4.19	(0.16)	(1.97)	(2.13)	19.55

2018	19.63	0.17	(1.39)	(1.22)	(0.18)	(0.74)	(0.92)	17.49

2017	21.18	0.15	0.82	0.97	(0.20)	(2.32)	(2.52)	19.63

2016	22.11	0.12	1.12	1.24	(0.12)	(2.05)	(2.17)	21.18

2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	(1.64)	22.11

Class R3 (9/01)

2020(d)	20.59	0.09	(3.19)	(3.10)	(0.15)	—	(0.15)	17.34

2019	18.34	0.28	4.23	4.51	(0.29)	(1.97)	(2.26)	20.59

2018	20.56	0.28	(1.46)	(1.18)	(0.30)	(0.74)	(1.04)	18.34

2017	22.08	0.27	0.85	1.12	(0.32)	(2.32)	(2.64)	20.56

2016	23.00	0.26	1.16	1.42	(0.29)	(2.05)	(2.34)	22.08

2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	(1.78)	23.00

Class R6 (4/13)

2020(d)	20.85	0.16	(3.25)	(3.09)	(0.21)	—	(0.21)	17.55

2019	18.54	0.44	4.27	4.71	(0.43)	(1.97)	(2.40)	20.85

2018	20.75	0.44	(1.51)	(1.07)	(0.40)	(0.74)	(1.14)	18.54

2017	22.23	0.46	0.82	1.28	(0.44)	(2.32)	(2.76)	20.75

2016	23.07	0.43	1.16	1.59	(0.38)	(2.05)	(2.43)	22.23

2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	(1.90)	23.07

Class I (6/95)

2020(d)	20.59	0.13	(3.19)	(3.06)	(0.20)	—	(0.20)	17.33

2019	18.34	0.39	4.22	4.61	(0.39)	(1.97)	(2.36)	20.59

2018	20.55	0.39	(1.47)	(1.08)	(0.39)	(0.74)	(1.13)	18.34

2017	22.07	0.40	0.84	1.24	(0.44)	(2.32)	(2.76)	20.55

2016	22.97	0.38	1.15	1.53	(0.38)	(2.05)	(2.43)	22.07

2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	(1.90)	22.97

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(14.94)%	$183,177	1.32	%*	1.23	%*	76%

25.24	249,172	1.30		1.56		109

(5.78)	264,414	1.26		1.61		131

5.34	459,034	1.29		1.47		131

6.58	679,318	1.30		1.32		139

3.22	690,025	1.30		1.37		104

(15.27)	23,671	2.07	*	0.42	*	76

24.28	37,352	2.06		0.79		109

(6.46)	43,152	2.02		0.89		131

4.59	66,953	2.04		0.71		131

5.76	89,123	2.05		0.55		139

2.45	93,499	2.05		0.65		104

(15.06)	13,570	1.57	*	0.94	*	76

24.88	21,227	1.55		1.32		109

(5.98)	22,073	1.52		1.42		131

5.08	36,829	1.54		1.23		131

6.31	53,413	1.55		1.11		139

2.95	57,416	1.55		1.06		104

(14.74)	409,570	0.89	*	1.73	*	76

25.74	479,973	0.88		2.03		109

(5.39)	346,185	0.88		2.21		131

5.78	277,978	0.87		2.04		131

7.05	307,921	0.87		1.83		139

3.60	254,414	0.87		1.80		104

(14.83)	1,599,227	1.07	*	1.48	*	76

25.56	2,148,012	1.06		1.80		109

(5.51)	2,302,536	1.02		1.96		131

5.61	2,945,935	1.04		1.78		131

6.79	3,497,055	1.05		1.61		139

3.48	3,666,093	1.05		1.58		104

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investment in Derivatives) divided by the average long-term market value during the period.

(d)	For the six months ended June 30, 2020.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust V (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) as amended. Nuveen Investment Funds, Inc. is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”), among others, and Nuveen Investment Trust V is comprised of Nuveen Global Real Estate Securities Fund (“Global Real Estate Securities”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 and Nuveen Investment Trust V was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6, and I Shares are sold without an up-front sales charge.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Foreign Currency Transactions and Translation

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Spain	$49,335,164	9.2%
Canada	48,723,909	9.1
France	45,434,053	8.5
Italy	44,782,849	8.4
Australia	42,306,568	7.9
United Kingdom	14,862,865	2.8
New Zealand	10,906,455	2.0
Mexico	9,927,391	1.9
Singapore	7,736,550	1.4
Other	42,760,056	8.2
Total non-U.S securities	$316,775,860	59.4%

Global Real Estate Securities
Country:
Japan	$4,316,443	11.3%
Germany	2,985,337	7.8
Hong Kong	2,010,758	5.3
Australia	1,505,387	3.9
United Kingdom	1,448,478	3.8
Canada	1,409,506	3.7
Sweden	828,802	2.2
France	737,275	1.9
Singapore	730,055	1.9
Other	2,292,524	5.9
Total non-U.S securities	$18,264,565	47.7%

Notes to Financial Statements (Unaudited) (continued)

Real Asset Income	Value	% of Net Assets
Country:
Canada	$189,846,893	11.6%
Australia	62,011,132	3.8
Italy	50,579,332	3.1
Singapore	45,022,318	2.7
Spain	40,520,559	2.5
Hong Kong	39,374,429	2.4
United Kingdom	28,267,860	1.7
Germany	18,037,643	1.1
France	17,670,702	1.1
Other	152,485,662	9.2
Total non-U.S securities	$643,816,530	39.2%

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure, Global Real Estate Securities and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets for Global Infrastructure, Global Real Estate Securities and Real Estate Securities and relative settled shares for Real Asset Income.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of

Notes to Financial Statements (Unaudited) (continued)

determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$208,610,645	$238,379,147	**	$—	$446,989,792
Real Estate Investment Trust Common Stocks	69,959,931	3,246,152	**	—	73,206,083
Investment Companies	1,077,291	—		—	1,077,291
Short-Term Investments:
Repurchase Agreements	—	4,486,182		—	4,486,182
Total	$279,647,867	$246,111,481		$—	$525,759,348

Global Real Estate Securities
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$21,095,986	$7,384,254	**	$—	$28,480,240
Common Stocks	328,639	8,876,912	**	—	9,205,551
Short-Term Investments:
Repurchase Agreements	—	633,966		—	633,966
Total	$21,424,625	$16,895,132		$—	$38,319,757

Real Asset Income
Long-Term Investments*:
Common Stocks	$120,654,245	$214,299,373	**	$—	$334,953,618
Real Estate Investment Trust Common Stocks	218,822,648	93,761,098	**	—	312,583,746
Corporate Bonds	—	283,260,078		—	283,260,078
$25 Par (or similar) Retail Preferred	269,350,505	7,745,311	**	—	277,095,816
$1,000 Par (or similar) Institutional Preferred	—	227,340,861		—	227,340,861
Convertible Preferred Securities	105,534,842	11,121,837	**	—	116,656,679
Variable Rate Senior Loan Interests	—	21,777,560		—	21,777,560
Convertible Bonds	—	9,296,783		—	9,296,783
Investment Companies	4,763,487	1,885,179	**	—	6,648,666
Asset-Backed Securities	—	3,315,560		—	3,315,560
Real Estate Investment Trust Common Stock Rights	—	194		—	194
Short-Term Investments:
Repurchase Agreements	—	38,918,933		—	38,918,933
Investments in Derivatives:
Futures Contracts***	(323,267)	—		—	(323,267)
Total	$718,802,460	$912,722,767		$—	$1,631,525,227

Real Estate Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$2,187,073,112	$—	$—	$2,187,073,112
Common Stocks	4,827,251	—	—	4,827,251
Short-Term Investments:
Money Market Funds	20,849,752	—	—	20,849,752
Total	$2,212,750,115	$—	$—	$2,212,750,115
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Fund. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The Fund had no such securities out on loan as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$4,486,182	$(4,486,182)	$—
Global Real Estate Securities	Fixed Income Clearing Corporation	633,966	(633,966)	—
Real Asset Income	Fixed Income Clearing Corporation	38,918,933	(38,918,933)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Purchases	$530,921,849	$42,032,436	$1,141,971,568	$1,853,977,772
Sales and maturities	525,654,591	29,351,006	1,289,681,966	2,059,930,669

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit a Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income began using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$18,588,233
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income
Interest rate	Futures contracts	Receivable from variation margin on futures contracts*	$(323,267)	—	$—
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(1,444,298)	$(323,267)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/20		Year Ended 12/31/19
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	362,814	$3,714,661	1,136,248	$12,708,402
Class A – automatic conversion of Class C Shares	8,770	91,612	929	11,004
Class C	65,912	659,009	166,939	1,858,191
Class R3	1,952	20,380	12,337	141,144
Class R6	2,224,309	21,440,605	4,685,272	55,385,164
Class I	6,330,755	62,981,878	15,912,134	178,660,789
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	329,948	3,794,245
Class C	—	—	124,927	1,417,383
Class R3	—	—	1,947	22,743
Class R6	—	—	231,381	2,661,254
Class I	—	—	1,916,004	21,971,959
	8,994,512	88,908,145	24,518,066	278,632,278
Shares redeemed:
Class A	(1,072,382)	(10,967,131)	(2,345,623)	(25,621,970)
Class C	(291,389)	(2,783,214)	(729,475)	(7,917,611)
Class C – automatic conversion of Class A Shares	(8,857)	(91,612)	(941)	(11,004)
Class R3	(3,220)	(30,741)	(8,347)	(96,436)
Class R6	(185,171)	(1,883,346)	(865,525)	(9,790,401)
Class I	(7,761,378)	(74,007,217)	(12,589,094)	(140,925,627)
	(9,322,397)	(89,763,261)	(16,539,005)	(184,363,049)
Net increase (decrease)	(327,885)	$(855,116)	7,979,061	$94,269,229

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 6/30/20		Year Ended 12/31/19
Global Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	303	$6,675
Class C	219	5,000	231	5,000
Class R6	751,740	12,705,082	—	—
Class I	291	5,000	6,705	152,340
Shares issued to shareholders due to reinvestment of distributions:
Class A	3	50	27	606
Class C	2	37	19	429
Class R6	4,111	78,064	—	—
Class I	66	1,180	537	11,986
	756,432	12,794,413	7,822	177,036
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	(3,825)	(78,508)	—	—
Class I	(1,400)	(25,754)	(43)	(962)
	(5,225)	(104,262)	(43)	(962)
Net increase (decrease)	751,207	$12,690,151	7,779	$176,074

	Six Months Ended 6/30/20		Year Ended 12/31/19
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,230,162	$27,080,073	2,526,184	$60,388,627
Class A – automatic conversion of Class C Shares	11	254	48	1,134
Class C	491,325	11,177,024	1,359,465	32,603,646
Class R6	985,561	21,682,972	2,167,549	51,505,730
Class I	14,597,169	321,047,355	23,129,844	550,541,179
Shares issued to shareholders due to reinvestment of distributions:
Class A	181,540	3,824,194	480,797	11,554,673
Class C	145,703	3,070,227	417,053	10,029,767
Class R6	80,934	1,706,697	160,294	3,891,286
Class I	1,433,014	30,143,201	3,529,991	84,869,370
	19,145,419	419,731,997	33,771,225	805,385,412
Shares redeemed:
Class A	(2,101,523)	(43,784,801)	(2,418,830)	(57,264,360)
Class C	(1,310,792)	(26,484,059)	(1,640,280)	(38,821,483)
Class C – automatic conversion of Class A Shares	(11)	(254)	(48)	(1,134)
Class R6	(154,054)	(3,222,534)	(359,602)	(8,593,528)
Class I	(25,850,501)	(513,327,671)	(18,112,481)	(427,380,357)
	(29,416,881)	(586,819,319)	(22,531,241)	(532,060,862)
Net increase (decrease)	(10,271,462)	$(167,087,322)	11,239,984	$273,324,550

	Six Months Ended 6/30/20		Year Ended 12/31/19
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,359,302	$24,079,396	2,425,074	$50,998,149
Class A – automatic conversion of Class C Shares	17,506	298,251	10,855	240,439
Class C	39,922	722,074	128,382	2,591,478
Class R3	80,662	1,460,529	167,185	3,589,539
Class R6	4,406,908	82,899,250	7,815,191	169,358,895
Class I	12,373,679	221,711,449	24,744,137	526,920,074
Shares issued to shareholders due to reinvestment of distributions:
Class A	107,476	1,728,333	1,227,193	24,664,074
Class C	7,899	122,507	159,188	3,082,180
Class R3	7,709	126,185	104,692	2,138,636
Class R6	269,036	4,469,829	2,272,481	47,149,362
Class I	879,129	14,411,318	9,024,351	185,039,842
	19,549,228	352,029,121	48,078,729	1,015,772,668
Shares redeemed:
Class A	(3,046,116)	(53,495,161)	(6,001,448)	(125,908,237)
Class C	(502,642)	(8,486,405)	(832,870)	(17,263,648)
Class C – automatic conversion of Class A Shares	(18,131)	(298,251)	(11,207)	(240,439)
Class R3	(336,558)	(5,855,842)	(444,650)	(9,429,406)
Class R6	(4,358,169)	(77,664,607)	(5,742,061)	(126,181,421)
Class I	(25,299,611)	(454,895,157)	(55,018,976)	(1,190,673,103)
	(33,561,227)	(600,695,423)	(68,051,212)	(1,469,696,254)
Net increase (decrease)	(14,011,999)	$(248,666,302)	(19,972,483)	$(453,923,586)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Tax cost of investments:	$476,117,953	$36,033,303	$1,658,442,368	$1,828,532,822
Gross unrealized:
Appreciation	$75,326,023	$3,467,965	$71,948,678	$459,899,917
Depreciation	(25,684,628)	(1,181,511)	(98,865,819)	(75,682,624)
Net unrealized appreciation (depreciation) of investments	$49,641,395	$2,286,454	$(26,917,141)	$384,217,293

Permanent differences, primarily due to federal taxes paid, foreign currency transactions, distribution reallocations, bond premium amortization adjustments, investments in passive foreign investment companies, investments in partnerships, REIT adjustments, Sec. 305(c) adjustments, and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2019, the Funds’ last tax year end.

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$934,968	$391,910	$—	$16,655,170
Undistributed net long-term capital gains	1,066,707	66,139	—	28,320,376
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$38,104,828	$2,426,283	$118,337,885	$156,022,613
Distributions from net long-term capital gains	5,332,760	237,845	—	166,726,345
Return of capital	—	—	3,176,017	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2019, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Not subject to expiration:
Short-term	$7,298,497
Long-term	5,538,334
Total	$12,836,831

During the Funds’ last tax year ended December 31, 2019, Real Asset Income utilized $31,858,267 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure and Global Real Estate Securities	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets over $10 billion	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets over $10 billion	0.4875

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Real Estate Securities and Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Advisor during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2020, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1693%
Global Real Estate Securities	0.1582%
Real Asset Income	0.1582%
Real Estate Securities	0.2000%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Global Infrastructure	1.00%	July 31, 2022
Global Real Estate Securities	1.09	July 31, 2022
Real Asset Income	0.95	July 31, 2022

Distribution and Service Fees

Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees

Notes to Financial Statements (Unaudited) (continued)

under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates

During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Sales charges collected	$51,755	$—	$336,067	$25,087
Paid to financial intermediaries	46,488	—	299,688	22,921

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Commission advances	$14,803	$50	$146,362	$11,879

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
12b-1 fees retained	$5,990	$82	$133,895	$7,782

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
CDSC retained	$100	$—	$11,288	$150

As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:

Global Real Estate Securities
TIAA owned shares	2%

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.

The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Real Estate Securities
Maximum outstanding balance	24,300,000

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Real Estate Securities
Utilization period (days outstanding)	4
Average daily balance outstanding	19,800,000
Average annual inerest rate	2.62%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

9. Subsequent Events

Securities Lending

Subsequent to the reporting period, Real Estate Securities terminated U.S. Bank National Association as its securities lending agent and the Fund entered into a new securities lending agency agreement pursuant to which State Street Bank and Trust Company serves as securities lending agent. For further details, refer to the supplements dated August 14, 2020 to the Fund’s Prospectus and Statement of Additional Information.

Additional Fund Information

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodians State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index NR (Net Return): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Return Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Return Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

S&P Global Infrastructure Index NR (Net Return): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Directors or Trustees, as applicable (the “Board” and each Director or Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and second quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

For Nuveen Global Real Estate Securities Fund (the “Global Real Estate Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020. The Board recognized that the Fund was relatively new with limited performance information available to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s overall performance.

For Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its blended benchmark for the one-, three- and five-year periods ended March 31, 2020. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period ended March 31, 2020 and first quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

For Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund, however, ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and second quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Real Estate Securities Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Board noted that (i) the Real Asset Income Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average; (ii) the Global Infrastructure Fund and the Global Real Estate Fund each had a net management fee and a net expense ratio that were below the respective peer averages (and the Global Real Estate Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year); and (iii) the Real Estate Securities Fund had a net management fee that was slightly higher than its peer average and a net expense ratio that was higher than its peer average. The Board noted that the Real Estate Securities Fund’s net expense ratio was higher than its peer average due, in part, to fluctuations in the composition of the peer set and certain shareholder servicing fees incurred by such Fund.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

3. Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense caps applicable to the Global Infrastructure Fund, Global Real Estate Fund and Real Asset Income Fund.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professionals, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-FREGIF-0620D 1300422-INV-B-08/21

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: September 4, 2020